UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01766

Name of Registrant:	Vanguard Wellesley Income Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2016 – March 31, 2017

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2017

Vanguard Wellesley® Income Fund

A new format, unwavering commitment

As you begin reading this report, you’ll notice that we’ve made some improvements to the opening sections—based on feedback from you, our clients.

Page 1 starts with a new ”Your Fund’s Performance at a Glance,” a concise, handy summary of how your fund performed during the period.

In the renamed ”Chairman’s Perspective,” Bill McNabb will focus on enduring principles and investment insights.

We’ve modified some tables, and eliminated some redundancy, but we haven’t removed any information.

At Vanguard, we’re always looking for better ways to communicate and to help you make sound investment decisions. Thank you for entrusting your assets to us.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	2
Advisor’s Report.	6
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

Your Fund’s Performance at a Glance

• For the six months ended March 31, 2017, Vanguard Wellesley Income Fund returned 1.55% for Investor Shares, lower than the return of its benchmark index and the average return of its peers.

• The fund allocates 60% to 65% of its assets to investment-grade bonds. For a half year that saw interest rates rise and prices fall, the fund’s fixed income portfolio slightly trailed its bond benchmark, the Bloomberg Barclays U.S. Credit A or Better Bond Index. The fund’s tilt toward even higher-quality fixed income securities than those in its bond benchmark held back performance, as this position was out of sync with a market where lower-quality securities did better than higher-rated bonds.

• The fund’s stock portfolio, which represents 35% to 40% of its assets, trailed its stock benchmark, the FTSE High Dividend Yield Index. The advisor’s selections among industrial, financial, and health care stocks detracted most from relative performance.

Total Returns: Six Months Ended March 31, 2017
Total
Returns
Vanguard Wellesley Income Fund
Investor Shares	1.55%
Admiral™ Shares	1.58
Wellesley Income Composite Index	1.78
Mixed-Asset Target Allocation Conservative Funds Average	2.10

For a benchmark description, see the Glossary.

Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellesley Income Fund	0.22%	0.15%	0.81%

The fund expense ratios shown are from the prospectus dated January 27, 2017, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2017, the fund’s annualized expense ratios were 0.23% for Investor Shares and 0.15% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Mixed-Asset Target Allocation Conservative Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

For many people, including me, falling interest rates have been the general trend in the bond market throughout our working lives. At the beginning of 1983, the year I graduated from business school, the yield of the benchmark 10-year U.S. Treasury note stood at more than 10%. It was less than 2.5% at the beginning of 2017.

Because bond prices move in the opposite direction from rates, my career happens to have overlapped with the greatest bull market for bonds in history.

It appears that may be changing. And, of course, there’s no shortage of advice about how to prepare for the shift.

Rates may be headed higher (really)

This bond bull market has reminded us time and again just how hard it is to predict when rates will rise or fall and by how much. If you follow bonds, you might recall the markets bracing for a sustained rate increase back in 2010 as the economy pulled out of recession, or again in 2013 when the Federal Reserve said it would start tapering its bond purchases, or again at the end of 2015 when the Fed raised short-term rates for the first time in almost a decade. And yet, prognostications notwithstanding, interest rates remained anchored near historical lows.

That said, rates seem to be on an upswing. With economic activity picking up, wages starting to move higher, and inflation coming off recent lows, the Fed has nudged short-term rates higher twice in recent months and has signaled that further gradual increases are likely through 2018. The perceived pro-growth stance of the new U.S. administration also has played a role in framing a case for higher rates.

Short-term pain, longer-term gain

Bond investors are understandably concerned. If interest rates shoot up, the market value of bonds will drop sharply, with prices falling to bring yields in line with the new, prevailing higher rates. That’s the potential short-term pain. But long-term investors should actually want rates to go up. If you like bonds that pay 2%, you should love bonds that pay 4%, right?

There’s a simple—though imperfect—rule of thumb that helps make clear this point. If the time frame of your investing goal exceeds the time frame of your bond portfolio (a medium-term goal matched with short-term bonds, or a long-term goal paired with bonds not quite as long-term), rising rates will work out in your favor, maybe decidedly so.

Think of it this way: If you have a big cash need in the near future—say, a tuition bill coming due in a few years—and you own bonds that are long-term in nature, this time-frame mismatch could spell trouble if rates rise sharply; you’d be selling bonds that would be worth less. But if you’re saving to retire ten or 15 years down the road and rates are steadily rising, over time you’ll be earning higher and higher yields.

Market Barometer
			Total Returns
		Periods Ended March 31, 2017
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	10.09%	17.43%	13.26%
Russell 2000 Index (Small-caps)	11.52	26.22	12.35
Russell 3000 Index (Broad U.S. market)	10.19	18.07	13.18
FTSE All-World ex US Index (International)	6.74	13.50	4.82

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	-2.18%	0.44%	2.34%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	-2.10	0.15	3.24
Citigroup Three-Month U.S. Treasury Bill Index	0.21	0.34	0.10

CPI
Consumer Price Index	0.98%	2.38%	1.23%

Josh Barrickman, our head of fixed income indexing for the Americas, calls it “the virtuous cycle of compounding interest at a higher rate.”

The bottom line is, you can end up better off than if rates haven’t risen because you’re earning more income, which over time more than washes away any price hit.

Beware of short-sighted, short-term moves

This logic can be difficult to grasp, tempting anxious bond investors to make drastic shifts to lessen the immediate pain of rising rates. Unfortunately, such moves can backfire.

Taking shelter in short-term bonds, for example, might seem like a good idea. Their prices generally hold up better than those of longer-term bonds in a rising-rate environment. But they also offer less income.

For example, when the market started worrying about rising rates in 2010, moving into short-term securities—and staying there—would have proved costly. Through 2016, those securities returned roughly half of what the broad U.S. bond market did.

Favoring high-yield bonds is another tack some investors take, expecting higher income to help cushion price declines.

What has driven long-term returns for Vanguard bond funds?

High-yield securities, however, typically perform best when stocks are rising, making them unlikely to zig when stocks zag.

We saw clear evidence of the correlation between stocks and high-yield bonds in the frantic markets following the United Kingdom’s vote to leave the European Union last year. From June 23 to June 27, both U.S. stocks and U.S. high-yield bonds lost ground. The broad U.S. bond market, meanwhile, climbed 1.2% as investors sought a safe haven.

Your portfolio is more than the sum of its parts

Different assets have different roles to play in a balanced and diversified portfolio. Stocks are valuable because they can produce higher returns over time, while bonds can provide a crucial counterweight to the volatility of stocks.

Perhaps the most important thing to keep in mind about bonds is that although their prices can fluctuate, they remain “fixed income” securities. Barring default, you can be certain of getting income until the bonds mature. It’s that income that drives returns for patient bond investors who resist the urge to jump in and out of the market, as you can see in the accompanying box.

A lot has changed since I first started following the bond market, but the important role that bonds can play in a balanced and diversified portfolio hasn’t.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2017

Advisor’s Report

Vanguard Wellesley Income Fund returned 1.55% for Investor Shares and 1.58% for Admiral Shares for the six months ended March 31, 2017. The fund’s composite benchmark, which is weighted 65% Bloomberg Barclays U.S. Credit A or Better Bond Index and 35% FTSE High Dividend Yield Index, returned 1.78%.

The investment environment

Stock markets in the United States and abroad climbed higher during the period. The Standard & Poor’s 500 Index returned 10.12%, the MSCI World Index returned 8.63%, and the MSCI EAFE Index returned 6.65%. In the United States, value and growth stocks performed similarly, as the Russell 1000 Value Index returned 10.16% and the Russell 1000 Growth Index returned 10.01%.

The broad fixed income markets did not hold up as well. The Bloomberg Barclays U.S. Aggregate Bond Index returned –2.18%. The higher-quality corporate bond market performed in line with the broader fixed income market, returning –2.19% as measured by the Bloomberg Barclays U.S. Credit A or Better Bond Index. The yield on the 10-year U.S. Treasury note rose during the period, particularly after risk appetites increased following the presidential election. It closed at 2.39%, up from 1.60% six months earlier.

Investors experienced a historic six months, punctuated by Donald Trump’s victory in the U.S presidential election.

U.S. equities, as measured by the Standard & Poor’s 500 Index, hit a series of record highs during November and December, rising on expectations that Mr. Trump would reduce regulatory restrictions and increase fiscal stimulus by cutting corporate and individual taxes and boosting infrastructure spending.

Fixed income markets, however, experienced one of their largest-ever quarterly losses in the final three months of 2016. Global sovereign yields climbed as belief that President Trump would follow expansionary fiscal policies lifted inflation expectations. Optimism that the policies of the incoming U.S. administration and Congress would emphasize tax reform and deregulation boosted credit markets, and yield spreads between Treasuries and corporates tightened during the final months of 2016. Although global merger and acquisition (M&A) volume for the calendar year declined 16.6% from 2015’s record, 2016’s $3.6 trillion in announced deals was still the third highest ever (after 2015 and 2007).

Equities continued their climb higher into 2017, with investors bidding up riskier assets despite escalating political risk in Europe and eventual uncertainty about President Trump’s protectionist trade agenda. The French presidential election emerged as a primary source of anxiety, as anti-euro candidate Marine Le Pen rose in the polls during February and political rhetoric in France grew raucous and rife with anti-establishment and anti-globalization themes. Solid fourth-quarter European GDP growth and strengthening global manufacturing data, however, helped boost risk appetites.

While risks stemming from Donald Trump’s ambitious U.S. legislative agenda and the European elections were top of mind, economic data releases across most major economies remained robust, helping the equity rally roll on. Global fixed income markets also performed better in the first three months of 2017, buoyed by this heightened political uncertainty. The strong economic data and continued demand for yield-producing assets supported credit markets, and spreads tightened further.

On the monetary policy front, the U.S. Federal Reserve raised rates twice during the period, once in December and again in March. The market was unfazed by each 25-basis-point increase, as the moves—only the second and third rate increases in the past decade—were well-telegraphed.

The fund’s shortfalls

Although the fund’s equity portfolio provided positive absolute returns, its results lagged the portfolio’s benchmark, the FTSE High Dividend Yield Index. The fixed income sleeve provided negative absolute and relative returns.

The equity portfolio’s relative underper-formance was driven by weak security selection, particularly within industrials,

financials, and health care. Overweight allocations to energy and health care, which were among the worst-performing sectors in the index, also hindered performance. Our positions in AstraZeneca and Occidental Petroleum and our avoidance of benchmark constituent Boeing were the largest detractors from relative performance. We sold off AstraZeneca to fund more attractive opportunities.

On the fixed income side, we were underweight credit relative to the fixed income benchmark, which hurt relative performance as credit spreads tightened. Other factors that hindered relative performance included an out-of-benchmark allocation in agency mortgage pass-through securities, and security selection within corporate bonds in the utilities sector.

The fund’s successes

Overall sector allocation, a residual effect of our bottom-up security selection process, helped the stock portfolio’s relative performance. Underweight allocations to telecommunication services and consumer discretionary and an overweight allocation to financials helped, as did security selection in consumer staples and energy. Top relative contributors included Analog Devices and Eli Lilly, a new position opened during the period. The portfolio also benefited from an underweight position in Exxon Mobil.

In the fixed income sleeve, our yield curve/duration positioning was favorable. Our short-duration stance benefited from the Fed’s two rate increases—and it more than offset our yield curve positioning, which detracted as the curve steepened. Additionally, our positioning in noncorporate credit and selection within financial corporate issuers aided relative performance, as did our avoidance of supranationals (multinational securities).

The fund’s positioning

The markets seem convinced that the Trump administration is pro-economic growth, pro-inflation, and pro-cyclically higher interest rates, and we agree. U.S. economic news and inflationary lead indicators were starting to turn upward prior to the election, and the prospects for expanded fiscal policies, reduced regulations, and inflationary trade practices have added fuel to these themes. We believe that, going forward, the main challenge to fixed income markets will come from interest rate shifts, rather than credit risk.

We anticipate increased volatility because of the outcome of the election, as much uncertainty remains and the predictability of the new administration continues to be low, offering opportunities for surprise. In this market context, we are focused on identifying solid company-specific investment catalysts and mispriced individual securities, rather than investing based on broad themes. We remain disciplined in our application of our investment process, which enables us to create a balanced portfolio that we believe should perform well in a variety of environments. We continue to focus on long-term, low-turnover investing, as we believe this approach has served the fund’s shareholders well over time.

Predicting rates has been a challenge, given the influence of global macro factors; thus, we have been biased toward moving the portfolios to more of a neutral duration posture. While we favor being short-duration, we are limiting our duration strategies to a narrow band because of the uncertainties facing the market. We anticipate a flatter yield curve, and our inflation expectations, the primary driver of long-term interest rates, remain subdued.

On the equity side, the U.S. economy is nearly a decade into a recovery. With full employment and low interest rates, the economy likely needs stimulus from tax cuts or infrastructure spending to accelerate from its current pace. Further economic stimulus is possible under President Trump, although the recent failure to pass new health care legislation suggests gridlock may continue in Washington. On a positive note, global growth seems to be improving, with positive indicators in Europe and signs of bottoming in emerging markets such as Russia and Brazil. Both U.S. exports and the broader U.S. economy would gain meaningfully from improved international growth.

We are watching for signs that the economy has peaked or that economic stimulus is unlikely to be approved by Congress. While the market has been strong overall in recent months, the divergence of stock performance within sectors has provided opportunities for our bottom-up stock selection process. We continue to seek quality companies that are out of favor and trading at attractive valuation multiples.

At the end of the period, the equity portfolio’s largest overweighted sectors were health care, energy, and utilities. The biggest underweights were in telecommunication services, consumer discretionary, and industrials. Over the past six months, we initiated new equity positions in VF, QUALCOMM, and Bristol-Myers Squibb. We also added to our

Unilever holdings. We eliminated M&T Bank, AstraZeneca, and Royal Dutch Shell and trimmed our positions in Merck & Co. and Kraft Heinz.

Respectfully,

John C. Keogh

Senior Managing Director and

Fixed Income Portfolio Manager

Michael E. Stack, CFA

Senior Managing Director and

Fixed Income Portfolio Manager

Loren L. Moran, CFA

Managing Director and

Fixed Income Portfolio Manager

W. Michael Reckmeyer, III, CFA Senior

Managing Director and Equity Portfolio Manager

Wellington Management Company llp

April 24, 2017

Wellesley Income Fund

Fund Profile
As of March 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWINX	VWIAX
Expense Ratio[1]	0.22%	0.15%
30-Day SEC Yield	2.81%	2.88%

Equity and Portfolio Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Number of Stocks	61	410	3,813
Median Market Cap $123.6B		$116.0B	$58.2B
Price/Earnings Ratio	23.0x	21.7x	25.4x
Price/Book Ratio	3.0x	2.9x	3.0x
Return on Equity	17.2%	16.8%	16.3%
Earnings Growth Rate	1.4%	1.7%	7.3%
Dividend Yield	3.1%	3.1%	1.9%
Foreign Holdings	5.7%	0.0%	0.0%
Turnover Rate
(Annualized)	13%	—	—
Short-Term Reserves	0.3%	—	—

Fixed Income Characteristics

		Bloomberg
		Barclays	Bloomberg
		Credit	Barclays
		A or Better	Aggregate
	Fund	Index	Bond Index

Number of Bonds	990	3,542	10,170

Yield to Maturity
(before expenses)	2.9%	2.9%	2.6%

Average Coupon	3.5%	3.4%	3.1%

Average Duration	6.4 years	6.8 years	6.0 years

Average Effective
Maturity	9.5 years	9.6 years	8.2 years

Total Fund Volatility Measures
		DJ
	Wellesley U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.97	0.56
Beta	1.02	0.31

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)

Microsoft Corp.	Systems Software	4.9%
JPMorgan Chase & Co.	Diversified Banks	4.2
Wells Fargo & Co.	Diversified Banks	4.1
Philip Morris
International Inc.	Tobacco	4.0
Johnson & Johnson	Pharmaceuticals	3.5
Cisco Systems Inc.	Communications
	Equipment	3.2
Pfizer Inc.	Pharmaceuticals	3.0
Merck & Co. Inc.	Pharmaceuticals	2.8
General Electric Co.	Industrial
	Conglomerates	2.8
Dominion Resources
Inc.	Multi-Utilities	2.5
Top Ten		35.0%
Top Ten as % of Total Net Assets		13.7%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated January 27, 2017, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2017, the annualized expense ratios were 0.23% for Investor Shares and 0.15% for Admiral Shares.

Wellesley Income Fund

Sector Diversification (% of equity exposure)

		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Consumer
Discretionary	4.6%	5.6%	12.7%
Consumer Staples	14.5	14.4	8.3
Energy	11.2	9.8	6.2
Financials	15.4	14.9	14.8
Health Care	13.7	10.9	13.3
Industrials	10.6	11.9	10.7
Information
Technology	14.1	15.7	21.2
Materials	3.6	3.7	3.4
Real Estate	0.0	0.0	4.1
Telecommunication
Services	3.3	5.1	2.1
Utilities	9.0	8.0	3.2

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	4.7%
Commercial Mortgage-Backed	0.3
Finance	27.0
Foreign	4.5
Government Mortgage-Backed	0.3
Industrial	36.8
Treasury/Agency	14.7
Utilities	6.9
Other	4.8

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed income portfolio)

U.S. Government	15.3%
Aaa	7.1
Aa	15.1
A	42.6
Baa	19.9

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Equity Investment Focus

Fixed Income Investment Focus

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2006, Through March 31, 2017

For a benchmark description, see the Glossary.

Note: For 2017, performance data reflect the six months ended March 31, 2017.

Average Annual Total Returns: Periods Ended March 31, 2017

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1970	6.45%	6.98%	3.81%	2.88%	6.69%
Admiral Shares	5/14/2001	6.50	7.06	3.90	2.87	6.77

See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary

As of March 31, 2017

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	1.750%	9/30/19	665,000	670,819	1.3%
United States Treasury Note/Bond	1.000%	9/15/17	629,315	629,611	1.2%
United States Treasury Note/Bond	1.375%	9/30/18	555,270	556,830	1.1%
United States Treasury Note/Bond	3.375%	5/15/44	322,125	343,617	0.7%
United States Treasury Note/Bond	1.625%	6/30/20	258,195	258,438	0.5%
United States Treasury Note/Bond	2.000%	2/15/25	230,870	225,712	0.4%
1 United States Treasury Note/Bond	0.875%	3/31/18	217,000	216,560	0.4%
United States Treasury
Note/Bond	0.625%–3.625%	6/30/17–11/15/46	1,660,405	1,621,386	3.2%
				4,522,973	8.8%

Agency Notes †				73,930	0.2%

Conventional Mortgage-Backed Securities †				109,169	0.2%

Nonconventional Mortgage-Backed Securities †				107,154	0.2%
Total U.S. Government and Agency Obligations (Cost $4,792,319)				4,813,226	9.4%
[2]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,500,346) †				1,503,153	2.9%
Corporate Bonds
Finance
Banking
Bank One Corp.	7.750%	7/15/25	25,000	31,057	0.1%
Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	15,534	0.0%
Goldman Sachs Group Inc.	2.600%–7.500%	1/18/18–10/21/45	570,940	614,082	1.2%
JPMorgan Chase & Co.	2.000%–6.300%	8/15/17–6/1/45	498,530	525,664	1.0%
Morgan Stanley	1.875%–7.300%	1/5/18–1/27/45	585,365	614,266	1.2%
Wachovia Corp.	5.750%–6.605%	2/1/18–10/1/25	24,500	27,557	0.1%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Wells Fargo & Co.	2.150%–5.625%	12/11/17–12/7/46	577,230	588,991	1.1%
2 Banking—Other †				4,198,238	8.2%
Brokerage †				26,873	0.1%
Finance Companies
GE Capital International
Funding Co.	4.418%	11/15/35	209,754	221,465	0.4%
GE Capital International
Funding Co.	2.342%–3.373%	11/15/20–11/15/25	117,660	119,353	0.2%
2 Insurance †				1,237,337	2.4%
2 Other Finance †				30,628	0.1%
2 Real Estate Investment Trusts †				165,166	0.3%
				8,416,211	16.4%
Industrial
2 Basic Industry †				123,224	0.2%
Capital Goods
General Electric
Capital Corp.	3.100%–6.875%	2/11/21–1/10/39	103,860	125,380	0.2%
General Electric Co.	2.700%–4.500%	10/9/22–3/11/44	22,725	23,456	0.1%
2 Capital Goods—Other †				776,867	1.5%
Communication
Comcast Corp.	2.350%–6.950%	2/1/24–8/15/45	358,345	383,019	0.7%
2 NBCUniversal
Enterprise Inc.	1.662%–1.974%	4/15/18–4/15/19	131,205	131,382	0.3%
NBCUniversal Media LLC	4.375%	4/1/21	26,000	27,930	0.1%
2 Verizon
Communications Inc.	3.450%–5.012%	3/15/21–4/15/49	270,136	266,552	0.5%
2 Communication—Other †				921,413	1.8%
2 Consumer Cyclical †				1,425,277	2.8%
Consumer Noncyclical
Anheuser-Busch InBev
Finance Inc.	3.300%–4.900%	2/1/23–2/1/46	416,745	437,973	0.9%
Anheuser-Busch InBev
Worldwide Inc.	2.500%–6.875%	7/15/18–7/15/42	159,226	167,905	0.3%
Johnson & Johnson	2.450%–6.730%	11/15/23–3/1/26	93,000	93,561	0.2%
Merck & Co. Inc.	2.350%–4.150%	1/15/21–5/18/43	136,880	138,913	0.3%
Merck Sharp & Dohme Corp.	5.000%	6/30/19	18,000	19,302	0.0%
Pfizer Inc.	3.000%	6/15/23–12/15/26	70,540	70,426	0.1%
Philip Morris
International Inc.	1.875%–4.875%	3/26/20–11/10/44	175,695	175,688	0.4%
Wyeth LLC	5.950%	4/1/37	15,000	18,550	0.0%
2 Consumer Noncyclical—Other †				2,760,691	5.5%
Energy
Chevron Corp.	2.355%–3.191%	12/5/22–6/24/23	75,750	77,364	0.2%
Dominion Gas Holdings LLC	3.550%–4.800%	11/1/23–11/1/43	24,085	24,850	0.0%
Texaco Capital Inc.	8.625%	4/1/32	25,000	37,406	0.1%
2 Energy—Other †				1,350,369	2.6%
2 Other Industrial †				47,335	0.1%
Technology
Cisco Systems Inc.	2.200%–4.450%	1/15/20–9/20/26	130,126	131,357	0.2%
Intel Corp.	3.300%–4.100%	10/1/21–5/19/46	57,755	57,902	0.1%
Microsoft Corp.	2.375%–4.500%	10/1/20–2/6/47	511,461	510,423	1.0%
2 Technology—Other †				803,338	1.6%
2 Transportation †				317,595	0.6%
				11,445,448	22.4%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Utilities
Electric
3 Dominion Resources Inc.	2.962%–4.450%	7/1/19–12/1/24	70,880	73,416	0.2%
Duke Energy Carolinas LLC	3.900%–6.100%	1/15/18–9/30/42	62,520	68,534	0.1%
Duke Energy Corp.	1.625%–4.800%	8/15/17–9/1/46	104,660	103,940	0.2%
Duke Energy Progress LLC	2.800%–6.300%	5/15/22–8/15/45	63,820	65,309	0.1%
Progress Energy Inc.	3.150%	4/1/22	20,800	20,980	0.0%
Virginia Electric
& Power Co.	3.500%–6.000%	9/15/17–5/15/37	100,200	104,213	0.2%
2 Electric—Other †				1,514,360	3.0%
2 Natural Gas †				201,302	0.4%
				2,152,054	4.2%
Total Corporate Bonds (Cost $21,476,281)				22,013,713	43.0%
[2]Sovereign Bonds (Cost $1,383,950) †				1,397,466	2.7%
Taxable Municipal Bonds (Cost $1,332,031) †				1,483,961	2.9%

			Shares
Common Stocks
Consumer Discretionary
McDonald’s Corp.			2,693,590	349,116	0.7%
VF Corp.			4,031,500	221,611	0.4%
Consumer Discretionary—Other †				338,536	0.7%
				909,263	1.8%
Consumer Staples
Philip Morris International Inc.			7,069,560	798,153	1.6%
British American Tobacco plc			6,236,455	413,769	0.8%
^ Unilever NV			7,382,790	366,777	0.7%
Kraft Heinz Co.			3,010,286	273,364	0.5%
Coca-Cola Co.			6,417,160	272,344	0.5%
Altria Group Inc.			3,491,240	249,344	0.5%
PepsiCo Inc.			1,965,270	219,835	0.4%
Consumer Staples—Other †				277,670	0.6%
				2,871,256	5.6%
Energy
Chevron Corp.			4,315,740	463,381	0.9%
Suncor Energy Inc.			12,391,820	381,048	0.7%
Exxon Mobil Corp.			4,383,210	359,467	0.7%
Occidental Petroleum Corp.			4,572,770	289,731	0.6%
^ TransCanada Corp.			5,655,820	261,005	0.5%
Phillips 66			2,745,930	217,533	0.4%
Energy—Other †				247,832	0.5%
				2,219,997	4.3%
Financials
JPMorgan Chase & Co.			9,413,380	826,871	1.6%
Wells Fargo & Co.			14,586,612	811,891	1.6%
BlackRock Inc.			911,880	349,715	0.7%
MetLife Inc.			5,952,780	314,426	0.6%
Chubb Ltd.			1,964,143	267,614	0.5%
Financials—Other †				475,690	0.9%
				3,046,207	5.9%

Wellesley Income Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
Health Care
Johnson & Johnson		5,582,130	695,254	1.4%
Pfizer Inc.		17,404,047	595,393	1.2%
Merck & Co. Inc.		8,672,570	551,055	1.1%
Novartis AG		3,141,805	233,303	0.4%
Eli Lilly & Co.		2,772,600	233,203	0.4%
Health Care—Other †			403,222	0.8%
			2,711,430	5.3%
Industrials
General Electric Co.		18,403,570	548,426	1.1%
Eaton Corp. plc		5,730,730	424,934	0.8%
Union Pacific Corp.		3,214,440	340,473	0.7%
3M Co.		1,156,330	221,241	0.4%
Caterpillar Inc.		2,262,200	209,842	0.4%
Lockheed Martin Corp.		772,180	206,635	0.4%
Industrials—Other †			133,914	0.3%
			2,085,465	4.1%
Information Technology
Microsoft Corp.		14,610,420	962,242	1.9%
Cisco Systems Inc.		18,702,960	632,160	1.2%
Intel Corp.		13,448,950	485,104	1.0%
Analog Devices Inc.		4,279,197	350,680	0.7%
Information Technology—Other †			363,507	0.7%
			2,793,693	5.5%
Materials
Dow Chemical Co.		5,539,190	351,960	0.7%
Materials—Other †			363,156	0.7%
			715,116	1.4%
Telecommunication Services
Verizon Communications Inc.		8,029,326	391,430	0.7%
BCE Inc.		5,590,680	247,531	0.5%
			638,961	1.2%
Utilities
Dominion Resources Inc.		6,304,370	489,030	1.0%
Eversource Energy		4,633,950	272,384	0.5%
Duke Energy Corp.		3,187,320	261,392	0.5%
Xcel Energy Inc.		5,036,360	223,866	0.4%
Utilities—Other †			531,828	1.1%
			1,778,500	3.5%
Total Common Stocks (Cost $14,225,916)			19,769,888	38.6%

	Coupon
Temporary Cash Investments
Money Market Fund
[4,5] Vanguard Market Liquidity Fund	0.965%	2,993	299,408	0.6%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Repurchase Agreements
Bank of America Securities, LLC
(Dated 3/31/17, Repurchase Value
$59,304,000, collateralized by
Government National Mortgage
Assn., 3.500%, 2/20/47, with a
value of $60,486,000)	0.800%	4/3/17	59,300	59,300	0.1%
Deutsche Bank Securities, Inc.
(Dated 3/31/17, Repurchase Value
$8,101,000, collateralized by
U.S. Treasury Bill 0.000%,
5/25/17, and U.S. Treasury
Note/Bond 2.125%, 2/15/41,
with a value of $8,262,000)	0.810%	4/3/17	8,100	8,100	0.0%
HSBC Bank USA (Dated 3/31/17,
Repurchase Value $67,704,000,
collateralized by Federal National
Mortgage Assn., 3.500%,
1/1/47–2/1/47, with a value
of $69,058,000)	0.770%	4/3/17	67,700	67,700	0.2%
RBC Capital Markets LLC (Dated
3/31/17, Repurchase Value
$11,501,000, collateralized by
Federal Home Loan Mortgage
Corp., 2.910%–3.500%, 6/1/37–
3/1/47, Federal National Mortgage
Assn., 3.500%–4.000%, 2/1/47–
3/1/47, and Government National
Mortgage Assn., 4.000%,
4/20/46–2/20/47, with a value
of 11,730,000)	0.770%	4/3/17	11,500	11,500	0.0%
RBS Securities, Inc. (Dated 3/31/17,
Repurchase Value $6,200,000,
collateralized by U.S. Treasury
Note/Bond 0.625%, 4/30/18,
with a value of $6,328,000)	0.780%	4/3/17	6,200	6,200	0.0%
				152,800	0.3%
Total Temporary Cash Investments (Cost $452,177)				452,208	0.9%
Total Investments (Cost $45,163,020)				51,433,615	100.4%

Wellesley Income Fund

		Percentage
	Amount	of Net
	($000)	Assets
Other Assets and Liabilities
Other Assets
Investment in Vanguard	3,549
Receivables for Accrued Income	308,358
Receivables for Capital Shares Issued	67,797
Other Assets[5,6]	18,071
Total Other Assets	397,775	0.8%
Liabilities
Payables for Investment Securities Purchased	(158,980)
Collateral for Securities on Loan	(304,933)
Payables to Investment Advisor	(6,471)
Payables for Capital Shares Redeemed	(60,039)
Payables to Vanguard	(54,579)
Other Liabilities	(9,279)
Total Liabilities	(594,281)	(1.2%)
Net Assets	51,237,109	100.0%

Wellesley Income Fund

At March 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	44,858,486
Overdistributed Net Investment Income	(27,989)
Accumulated Net Realized Gains	145,888
Unrealized Appreciation (Depreciation)
Investment Securities	6,270,595
Futures Contracts	(2,549)
Forward Currency Contracts	(7,494)
Foreign Currencies	172
Net Assets	51,237,109

Investor Shares—Net Assets
Applicable to 548,142,315 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	14,173,645
Net Asset Value Per Share—Investor Shares	$25.86

Admiral Shares—Net Assets
Applicable to 591,717,766 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	37,063,464
Net Asset Value Per Share—Admiral Shares	$62.64

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $288,382,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 Securities with a value of $8,470,000 have been segregated as collateral for open forward currency contracts.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate value of these securities was $4,999,162,000, representing 9.8% of net assets.
3 Adjustable-rate security.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $304,933,000 of collateral received for securities on loan, of which $5,525,000 is held in cash.
6 Cash of $10,820,000 has been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

Six Months Ended
March 31, 2017
($000)
Investment Income
Income
Dividends[1]	308,240
Interest	488,013
Securities Lending—Net	1,838
Total Income	798,091
Expenses
Investment Advisory Fees—Note B
Basic Fee	13,500
Performance Adjustment	(733)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,443
Management and Administrative—Admiral Shares	16,658
Marketing and Distribution—Investor Shares	1,464
Marketing and Distribution—Admiral Shares	1,435
Custodian Fees	213
Shareholders’ Reports—Investor Shares	218
Shareholders’ Reports—Admiral Shares	151
Trustees’ Fees and Expenses	52
Total Expenses	43,401
Net Investment Income	754,690
Realized Net Gain (Loss)
Investment Securities Sold[2]	440,543
Futures Contracts	(25,878)
Foreign Currencies and Forward Currency Contracts	4,927
Realized Net Gain (Loss)	419,592
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(379,836)
Futures Contracts	(1,964)
Foreign Currencies and Forward Currency Contracts	(6,951)
Change in Unrealized Appreciation (Depreciation)	(388,751)
Net Increase (Decrease) in Net Assets Resulting from Operations	785,531
1 Dividends are net of foreign withholding taxes of $6,774,000.
2 Realized net gain (loss) from an affiliated company of the fund was $8,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	754,690	1,355,460
Realized Net Gain (Loss)	419,592	451,987
Change in Unrealized Appreciation (Depreciation)	(388,751)	2,997,446
Net Increase (Decrease) in Net Assets Resulting from Operations	785,531	4,804,893
Distributions
Net Investment Income
Investor Shares	(214,362)	(377,189)
Admiral Shares	(566,184)	(947,720)
Realized Capital Gain[1]
Investor Shares	(144,472)	(287,414)
Admiral Shares	(370,403)	(695,059)
Total Distributions	(1,295,421)	(2,307,382)
Capital Share Transactions
Investor Shares	145,158	1,823,397
Admiral Shares	1,749,341	5,831,697
Net Increase (Decrease) from Capital Share Transactions	1,894,499	7,655,094
Total Increase (Decrease)	1,384,609	10,152,605
Net Assets
Beginning of Period	49,852,500	39,699,895
End of Period[2]	51,237,109	49,852,500

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $17,291,000 and $24,043,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($27,989,000) and $27,078,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$26.13	$24.71	$25.65	$24.82	$24.47	$21.82
Investment Operations
Net Investment Income	.382	.761	.760	.811	.752	.787
Net Realized and Unrealized Gain (Loss)
on Investments	.013	2.014	(.487)	1.491	.688	2.648
Total from Investment Operations	.395	2.775	.273	2.302	1.440	3.435
Distributions
Dividends from Net Investment Income	(. 396)	(.746)	(.761)	(.793)	(.755)	(.785)
Distributions from Realized Capital Gains	(. 269)	(. 609)	(. 452)	(. 679)	(. 335)	—
Total Distributions	(.665)	(1.355)	(1.213)	(1.472)	(1.090)	(.785)
Net Asset Value, End of Period	$25.86	$26.13	$24.71	$25.65	$24.82	$24.47

Total Return[1]	1.55%	11.58%	1.03%	9.54%	6.02%	15.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,174	$14,175	$11,617	$11,830	$11,431	$11,916
Ratio of Total Expenses to
Average Net Assets[2]	0.23%	0.22%	0.23%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.97%	3.02%	2.96%	3.19%	3.03%	3.39%
Portfolio Turnover Rate	13%[3]	31%[3]	59%[3]	109%[3]	36%[3]	33%[3]

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.00%, 0.01%, 0.00%, and 0.01%.

3 Includes 8%, 15%, 18%, 23%, 3%, and 26% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2017	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$63.30	$59.87	$62.14	$60.12	$59.29	$52.86
Investment Operations
Net Investment Income	.949	1.887	1.884	2.010	1.867	1.949
Net Realized and Unrealized Gain (Loss)
on Investments	.023	4.868	(1.171)	3.623	1.646	6.425
Total from Investment Operations	.972	6.755	.713	5.633	3.513	8.374
Distributions
Dividends from Net Investment Income	(.981)	(1.850)	(1.888)	(1.967)	(1.871)	(1.944)
Distributions from Realized Capital Gains	(.651)	(1.475)	(1.095)	(1.646)	(.812)	—
Total Distributions	(1.632)	(3.325)	(2.983)	(3.613)	(2.683)	(1.944)
Net Asset Value, End of Period	$62.64	$63.30	$59.87	$62.14	$60.12	$59.29

Total Return[1]	1.58%	11.64%	1.11%	9.64%	6.06%	16.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions) $37,063		$35,678	$28,083	$27,156	$22,705	$20,561
Ratio of Total Expenses to
Average Net Assets[2]	0.15%	0.15%	0.16%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	3.05%	3.09%	3.03%	3.26%	3.10%	3.46%
Portfolio Turnover Rate	13%[3]	31%[3]	59%[3]	109%[3]	36%[3]	33%[3]

The expense ratio, net investment income ratio, and turnover rate for the current period have been annualized.

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, 0.00%, 0.01%, 0.00%, and 0.01%.

3 Includes 8%, 15%, 18%, 23%, 3%, and 26% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary

Wellesley Income Fund

risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 2% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

Wellesley Income Fund

During the six months ended March 31, 2017, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counter-parties. The master repurchase agreements provide that, in the event of a counterparty’s default

Wellesley Income Fund

(including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2016), and for the period ended March 31, 2017, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2017, or at any time during the period then ended.

Wellesley Income Fund

12. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Bloomberg Barclays U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index. For the six months ended March 31, 2017, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before a decrease of $733,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At March 31, 2017, the fund had contributed to Vanguard capital in the amount of $3,549,000, representing 0.01% of the fund’s net assets and 1.42% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Wellesley Income Fund

The following table summarizes the market value of the fund’s investments as of March 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,813,226	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,503,153	—
Corporate Bonds	—	21,992,008	21,705
Sovereign Bonds	—	1,397,466	—
Taxable Municipal Bonds	—	1,483,961	—
Common Stocks	18,755,959	1,013,929	—
Temporary Cash Investments	299,408	152,800	—
Futures Contracts—Liabilities[1]	(1,774)	—	—
Forward Currency Contracts—Liabilities	—	(7,494)	—
Total	19,053,593	32,349,049	21,705
1 Represents variation margin on the last day of the reporting period.

E. At March 31, 2017, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	—	—	—
Liabilities	(1,774)	(7,494)	(9,268)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended March 31, 2017, were:

Interest Rate		Currency
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(25,878)	—	(25,878)
Forward Currency Contracts	—	34,138	34,138
Realized Net Gain (Loss) on Derivatives	(25,878)	34,138	8,260

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,964)	—	(1,964)
Forward Currency Contracts	—	(7,406)	(7,406)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(1,964)	(7,406)	(9,370)

Wellesley Income Fund

At March 31, 2017, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	June 2017	(7,365)	(867,056)	(1,833)
10-Year U.S. Treasury Note	June 2017	(1,983)	(247,007)	(527)
2-Year U.S. Treasury Note	June 2017	(651)	(140,911)	(140)
Ultra Long U. S. Treasury Bond	June 2017	(260)	(41,763)	(49)
				(2,549)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At March 31, 2017, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
				Contract Amount (000)
	Settlement					(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
J.P. Morgan Securities, Inc.	5/30/17	USD	79,789	JPY	9,000,000	(1,235)
J.P. Morgan Securities, Inc.	4/17/17	USD	79,172	JPY	9,000,000	(1,724)
Bank of America, N.A.	5/22/17	USD	77,906	JPY	8,800,000	(1,295)
Citbank, N.A.	4/10/17	USD	77,634	JPY	9,000,000	(3,240)
						(7,494)
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2017, the fund realized net foreign currency losses of $29,211,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

Wellesley Income Fund

At March 31, 2017, the cost of investment securities for tax purposes was $45,241,129,000. Net unrealized appreciation of investment securities for tax purposes was $6,192,486,000, consisting of unrealized gains of $6,574,612,000 on securities that had risen in value since their purchase and $382,126,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2017, the fund purchased $6,197,125,000 of investment securities and sold $3,870,838,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,907,015,000 and $2,536,313,000, respectively.

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	March 31, 2017		September 30, 2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,815,064	70,486	4,057,945	159,483
Issued in Lieu of Cash Distributions	332,889	13,023	617,931	24,749
Redeemed	(2,002,795)	(77,795)	(2,852,479)	(111,845)
Net Increase (Decrease)—Investor Shares	145,158	5,714	1,823,397	72,387
Admiral Shares
Issued	3,984,560	63,866	7,759,727	125,566
Issued in Lieu of Cash Distributions	828,425	13,379	1,453,985	24,026
Redeemed	(3,063,644)	(49,143)	(3,382,015)	(55,064)
Net Increase (Decrease)—Admiral Shares	1,749,341	28,102	5,831,697	94,528

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2017, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	9/30/2016	3/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,015.53	$1.16
Admiral Shares	1,000.00	1,015.78	0.75
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.78	$1.16
Admiral Shares	1,000.00	1,024.18	0.76

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.23% for Investor Shares and 0.15% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (182/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellesley Income Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Bloomberg Barclays U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 195 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc.

(diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina

Foundation for Education; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Board of Superintendence of the Institute for the Works of Religion.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017),

Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior ManagementTeam
Mortimer J. Buckley John James Martha G. King John T. Marcante Chris D. McIsaac	James M. Norris Thomas M. Rampulla Glenn W. Reed Karin A. Risi

Chairman Emeritus and Senior Advisor John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q272 052017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (9.4%)
U.S. Government Securities (8.8%)
	United States Treasury Note/Bond	0.750%	6/30/17	171,500	171,473
	United States Treasury Note/Bond	0.625%	7/31/17	53,000	52,967
	United States Treasury Note/Bond	1.000%	9/15/17	629,315	629,611
	United States Treasury Note/Bond	0.750%	10/31/17	74,500	74,419
	United States Treasury Note/Bond	0.625%	11/30/17	123,200	122,912
1	United States Treasury Note/Bond	0.875%	3/31/18	217,000	216,560
	United States Treasury Note/Bond	0.750%	4/30/18	45,000	44,831
	United States Treasury Note/Bond	0.750%	8/31/18	38,000	37,780
	United States Treasury Note/Bond	1.375%	9/30/18	555,270	556,830
	United States Treasury Note/Bond	1.750%	9/30/19	665,000	670,819
	United States Treasury Note/Bond	1.375%	2/15/20	117,425	117,059
	United States Treasury Note/Bond	1.625%	6/30/20	258,195	258,438
	United States Treasury Note/Bond	1.250%	3/31/21	162,000	158,660
	United States Treasury Note/Bond	2.000%	2/15/25	230,870	225,712
	United States Treasury Note/Bond	2.000%	8/15/25	109,605	106,728
	United States Treasury Note/Bond	2.250%	11/15/25	5,685	5,635
	United States Treasury Note/Bond	1.625%	2/15/26	105,000	98,717
	United States Treasury Note/Bond	1.625%	5/15/26	98,400	92,296
	United States Treasury Note/Bond	2.000%	11/15/26	63,000	60,854
	United States Treasury Note/Bond	2.875%	5/15/43	203,565	198,158
	United States Treasury Note/Bond	3.625%	2/15/44	99,150	110,444
	United States Treasury Note/Bond	3.375%	5/15/44	322,125	343,617
	United States Treasury Note/Bond	2.500%	2/15/46	96,150	86,145
	United States Treasury Note/Bond	2.500%	5/15/46	8,215	7,352
	United States Treasury Note/Bond	2.250%	8/15/46	76,010	64,288
	United States Treasury Note/Bond	2.875%	11/15/46	11,000	10,668
					4,522,973
Agency Bonds and Notes (0.2%)
	Private Export Funding Corp.	2.250%	12/15/17	51,055	51,459
2	Tennessee Valley Authority	4.625%	9/15/60	19,800	22,471
					73,930
Conventional Mortgage-Backed Securities (0.2%)
3,4	Fannie Mae Pool	2.500%	8/1/27–10/1/28	7,507	7,527
3,4	Fannie Mae Pool	3.000%	10/1/46	97,788	97,024
3,4	Freddie Mac Gold Pool	4.000%	7/1/33	5	6
3,4	Freddie Mac Gold Pool	4.500%	9/1/43	2	2
3	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	52	56
3	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	4,047	4,554
					109,169
Nonconventional Mortgage-Backed Securities (0.2%)
3,4	Fannie Mae REMICS	3.500%	4/25/31	6,910	7,171
3,4	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	13,201	14,008
3,4	Freddie Mac REMICS	3.500%	3/15/31	4,095	4,247
3,4	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	76,722	81,728

					107,154
Total U.S. Government and Agency Obligations (Cost $4,792,319)					4,813,226
Asset-Backed/Commercial Mortgage-Backed Securities (2.9%)
3	Ally Master Owner Trust Series 2012-4	1.720%	7/15/19	25,000	25,028
3	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	95,780	95,838
3	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	117,745	117,858
5	American Tower Trust I	1.551%	3/15/18	13,530	13,491
5	American Tower Trust I	3.070%	3/15/23	32,900	32,830
3,5,6	Apidos CLO XVII	2.333%	4/17/26	39,775	39,866
3,5,6	Ares XXIX CLO Ltd.	2.220%	4/17/26	39,555	39,543
3,5,6	Atlas Senior Loan Fund VI Ltd.	2.284%	10/15/26	12,360	12,367
3,5,6	Avery Point IV CLO Ltd.	0.000%	4/25/26	36,540	36,540
3,5,6	Avery Point IV CLO Ltd.	2.558%	4/25/26	36,540	36,541
3,5,6	Babson CLO Ltd. 2014-I	2.180%	7/20/25	4,555	4,545
5	Bank of Montreal	2.500%	1/11/22	122,300	122,469

1

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3,5,6	BlueMountain CLO 2014-1 Ltd.	2.275%	4/30/26	23,460	23,545
3,5,6	Cent CLO 20 Ltd.	2.518%	1/25/26	40,000	40,012
3,5,6	Cent CLO 21 Ltd.	2.247%	7/27/26	13,120	13,107
3,5,6	Cent CLO 22 Ltd.	2.444%	11/7/26	29,995	30,104
3,5,6	CIFC Funding Ltd.	2.524%	4/18/25	38,255	38,343
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	16,040	16,488
5	DNB Boligkreditt AS	2.500%	3/28/22	24,355	24,320
3,5,6	Dryden Senior Loan Fund	2.374%	4/18/26	37,710	37,712
3,5,6	Dryden XXXI Senior Loan Fund	0.000%	4/18/26	37,555	37,490
3,5	Enterprise Fleet Financing LLC Series 2017-1	2.130%	7/20/22	7,755	7,763
3,5	Ford Credit Floorplan Master Owner Trust A	2.090%	3/15/22	10,250	10,240
3,6	LB-UBS Commercial Mortgage Trust 2008-C1	6.126%	4/15/41	17,424	17,916
3,5,6	Limerock CLO II Ltd.	2.310%	4/18/26	43,000	43,000
3,5,6	Madison Park Funding XII Ltd.	2.275%	7/20/26	29,853	29,895
3,5,6	Madison Park Funding XIII Ltd.	1.988%	1/19/25	24,645	24,604
5	National Australia Bank Ltd.	2.400%	12/7/21	75,600	75,330
3,5	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	23,260	24,801
3,5	OneMain Financial Issuance Trust 2016-1A	3.660%	2/20/29	12,215	12,432
3,5	OneMain Financial Issuance Trust 2016-2	4.100%	3/20/28	23,305	23,867
3	Santander Drive Auto Receivables Trust 2013-2	2.570%	3/15/19	15,610	15,693
3	Santander Drive Auto Receivables Trust 2014-2	2.330%	11/15/19	8,868	8,904
5	SBA Tower Trust	2.898%	10/15/19	37,250	37,489
3,5,6	Seneca Park CLO Ltd.	2.503%	7/17/26	21,705	21,706
3,5,6	Seneca Park CLO Ltd. 2014-1	0.000%	7/17/26	21,705	21,705
3,5,6	SFAVE Commercial Mortgage Securities Trust 2015-
	5AVE	4.144%	1/5/43	22,000	21,664
3,5,6	Shackleton CLO Ltd.	2.503%	7/17/26	20,985	21,019
3,5	Springleaf Funding Trust	3.160%	11/15/24	43,060	43,461
3,5	Springleaf Funding Trust 2015-B	3.480%	5/15/28	19,420	19,701
3,5,6	Symphony CLO XIV Ltd.	2.285%	7/14/26	36,945	37,078
3,5,6	Thacher Park CLO Ltd.	2.644%	10/20/26	16,115	16,106
5	Toronto-Dominion Bank	2.500%	1/18/22	77,500	77,495
3	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	6,775	7,001
3	Volkswagen Auto Loan Enhanced Trust 2014-1	1.450%	9/21/20	16,897	16,896
3	Volkswagen Auto Loan Enhanced Trust 2014-2	0.950%	4/22/19	6,448	6,436
3,5,6	Voya CLO 2014-1 Ltd.	2.354%	4/18/26	16,960	17,008
3,5,6	Voya CLO 2014-2 Ltd.	2.473%	7/17/26	5,905	5,906
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,500,346)					1,503,153
Corporate Bonds (43.0%)
Finance (16.4%)
	Banking (12.9%)
	American Express Co.	6.150%	8/28/17	35,000	35,648
	American Express Credit Corp.	2.250%	8/15/19	24,000	24,167
	American Express Credit Corp.	2.700%	3/3/22	83,055	82,933
	Bank of America Corp.	6.875%	4/25/18	32,000	33,666
	Bank of America Corp.	5.650%	5/1/18	60,090	62,516
	Bank of America Corp.	5.625%	7/1/20	28,825	31,605
	Bank of America Corp.	5.875%	1/5/21	10,285	11,445
	Bank of America Corp.	5.000%	5/13/21	35,910	38,936
	Bank of America Corp.	3.300%	1/11/23	18,875	18,991
	Bank of America Corp.	4.100%	7/24/23	47,670	49,928
	Bank of America Corp.	4.125%	1/22/24	7,500	7,834
	Bank of America Corp.	4.000%	1/22/25	26,225	26,178
	Bank of America Corp.	6.110%	1/29/37	30,000	35,072
	Bank of America Corp.	5.875%	2/7/42	8,770	10,592
	Bank of America Corp.	5.000%	1/21/44	24,180	26,369
	Bank of America Corp.	4.875%	4/1/44	7,820	8,404
	Bank of Montreal	2.375%	1/25/19	29,000	29,281
	Bank of New York Mellon Corp.	5.450%	5/15/19	49,465	53,049
	Bank of New York Mellon Corp.	2.150%	2/24/20	49,755	49,900
	Bank of New York Mellon Corp.	2.200%	8/16/23	32,698	31,391
6	Bank of New York Mellon Corp.	2.089%	10/30/23	43,060	44,000

2

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of New York Mellon Corp.	3.000%	2/24/25	22,710	22,463
Bank of Nova Scotia	2.450%	3/22/21	39,905	39,918
Bank of Nova Scotia	2.800%	7/21/21	58,100	59,016
5 Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	44,350	44,359
Bank One Corp.	7.750%	7/15/25	25,000	31,057
5 Banque Federative du Credit Mutuel SA	2.750%	10/15/20	37,820	37,851
5 Barclays Bank plc	6.050%	12/4/17	27,600	28,324
Barclays Bank plc	5.140%	10/14/20	7,935	8,456
Barclays plc	3.684%	1/10/23	42,915	43,142
BB&T Corp.	1.600%	8/15/17	19,775	19,796
BB&T Corp.	5.250%	11/1/19	19,000	20,471
Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	15,534
BNP Paribas SA	2.400%	12/12/18	11,000	11,059
BNP Paribas SA	3.250%	3/3/23	6,750	6,793
5 BNP Paribas SA	3.800%	1/10/24	106,490	106,194
BPCE SA	2.500%	12/10/18	15,570	15,673
BPCE SA	2.500%	7/15/19	42,100	42,280
BPCE SA	4.000%	4/15/24	25,885	26,887
5 BPCE SA	5.150%	7/21/24	37,185	38,191
Branch Banking & Trust Co.	2.625%	1/15/22	61,500	61,563
Capital One Financial Corp.	4.750%	7/15/21	36,165	38,804
Capital One Financial Corp.	3.750%	4/24/24	60,945	61,941
Capital One Financial Corp.	3.200%	2/5/25	12,500	12,106
Capital One Financial Corp.	4.200%	10/29/25	9,715	9,773
Citigroup Inc.	1.750%	5/1/18	13,000	13,003
Citigroup Inc.	2.500%	9/26/18	31,000	31,269
Citigroup Inc.	2.550%	4/8/19	30,000	30,270
Citigroup Inc.	2.500%	7/29/19	29,565	29,824
Citigroup Inc.	2.400%	2/18/20	87,550	87,778
Citigroup Inc.	4.500%	1/14/22	30,140	32,272
Citigroup Inc.	4.125%	7/25/28	45,085	44,516
Citigroup Inc.	6.625%	6/15/32	9,000	10,980
Citigroup Inc.	8.125%	7/15/39	1,883	2,768
Citigroup Inc.	5.875%	1/30/42	7,460	9,060
Citigroup Inc.	5.300%	5/6/44	12,142	12,999
Compass Bank	2.750%	9/29/19	12,250	12,279
Cooperatieve Rabobank UA	2.250%	1/14/19	44,660	44,895
5 Credit Agricole SA	2.500%	4/15/19	45,420	45,665
Credit Suisse AG	1.750%	1/29/18	25,940	25,952
Credit Suisse AG	2.300%	5/28/19	18,975	19,042
Credit Suisse AG	5.300%	8/13/19	9,000	9,648
Credit Suisse AG	3.000%	10/29/21	53,710	54,186
Credit Suisse AG	3.625%	9/9/24	3,955	4,016
5 Credit Suisse Group AG	3.574%	1/9/23	40,835	40,734
Credit Suisse Group Funding Guernsey Ltd.	3.125%	12/10/20	25,000	25,111
Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	45,685	46,265
Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	57,400	56,404
5 Danske Bank A/S	2.000%	9/8/21	41,970	40,767
Deutsche Bank AG	1.875%	2/13/18	8,730	8,716
Deutsche Bank AG	2.500%	2/13/19	12,005	12,025
5 Deutsche Bank AG	4.250%	10/14/21	45,940	47,116
5 DNB Bank ASA	2.375%	6/2/21	42,450	42,024
Fifth Third Bank	2.875%	10/1/21	8,780	8,885
Fifth Third Bank	3.850%	3/15/26	29,295	29,523
Goldman Sachs Group Inc.	5.950%	1/18/18	24,190	24,979
Goldman Sachs Group Inc.	2.900%	7/19/18	55,000	55,696
Goldman Sachs Group Inc.	7.500%	2/15/19	20,790	22,828
Goldman Sachs Group Inc.	5.375%	3/15/20	24,305	26,323
Goldman Sachs Group Inc.	2.600%	4/23/20	11,900	11,961
Goldman Sachs Group Inc.	6.000%	6/15/20	23,755	26,349
Goldman Sachs Group Inc.	2.875%	2/25/21	25,990	26,183
Goldman Sachs Group Inc.	2.625%	4/25/21	9,270	9,246
Goldman Sachs Group Inc.	5.250%	7/27/21	70,165	76,972
Goldman Sachs Group Inc.	5.750%	1/24/22	67,095	75,538

3

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	3.625%	1/22/23	7,715	7,903
Goldman Sachs Group Inc.	3.500%	1/23/25	16,660	16,596
Goldman Sachs Group Inc.	4.250%	10/21/25	13,000	13,255
Goldman Sachs Group Inc.	3.500%	11/16/26	48,000	46,975
Goldman Sachs Group Inc.	3.850%	1/26/27	36,525	36,682
Goldman Sachs Group Inc.	6.125%	2/15/33	20,000	24,113
Goldman Sachs Group Inc.	6.450%	5/1/36	25,000	29,870
Goldman Sachs Group Inc.	6.250%	2/1/41	35,790	44,885
Goldman Sachs Group Inc.	4.800%	7/8/44	19,895	20,987
Goldman Sachs Group Inc.	4.750%	10/21/45	15,895	16,741
5 HSBC Bank plc	4.750%	1/19/21	42,960	46,124
HSBC Bank USA NA	5.875%	11/1/34	21,000	24,992
HSBC Holdings plc	3.400%	3/8/21	50,000	51,142
HSBC Holdings plc	4.000%	3/30/22	10,870	11,431
3 HSBC Holdings plc	3.262%	3/13/23	25,625	25,759
HSBC Holdings plc	3.600%	5/25/23	56,130	57,054
HSBC Holdings plc	3.900%	5/25/26	7,915	8,008
3 HSBC Holdings plc	4.041%	3/13/28	27,520	27,799
HSBC Holdings plc	7.625%	5/17/32	15,800	20,767
HSBC Holdings plc	6.500%	5/2/36	22,000	26,855
HSBC Holdings plc	6.100%	1/14/42	43,680	54,730
HSBC Holdings plc	5.250%	3/14/44	5,795	6,223
HSBC USA Inc.	1.625%	1/16/18	35,910	35,897
HSBC USA Inc.	2.350%	3/5/20	58,195	58,317
HSBC USA Inc.	3.500%	6/23/24	18,355	18,687
Huntington Bancshares Inc.	3.150%	3/14/21	26,950	27,398
Huntington National Bank	1.700%	2/26/18	15,000	15,009
Huntington National Bank	2.200%	4/1/19	17,850	17,895
Huntington National Bank	2.400%	4/1/20	36,530	36,577
5 ING Bank NV	1.800%	3/16/18	51,425	51,610
ING Groep NV	3.150%	3/29/22	13,170	13,169
ING Groep NV	3.950%	3/29/27	33,605	33,560
JPMorgan Chase & Co.	2.000%	8/15/17	10,025	10,047
JPMorgan Chase & Co.	6.300%	4/23/19	68,310	74,181
JPMorgan Chase & Co.	2.550%	3/1/21	26,000	25,998
JPMorgan Chase & Co.	4.625%	5/10/21	14,000	15,082
JPMorgan Chase & Co.	4.350%	8/15/21	33,285	35,612
JPMorgan Chase & Co.	4.500%	1/24/22	18,260	19,669
JPMorgan Chase & Co.	3.250%	9/23/22	22,380	22,783
JPMorgan Chase & Co.	3.375%	5/1/23	36,370	36,376
JPMorgan Chase & Co.	3.875%	2/1/24	11,200	11,641
JPMorgan Chase & Co.	3.900%	7/15/25	11,560	11,951
JPMorgan Chase & Co.	3.300%	4/1/26	26,730	26,186
JPMorgan Chase & Co.	2.950%	10/1/26	75,000	71,364
JPMorgan Chase & Co.	4.125%	12/15/26	24,400	24,865
JPMorgan Chase & Co.	4.250%	10/1/27	9,275	9,515
JPMorgan Chase & Co.	5.600%	7/15/41	70,000	83,507
JPMorgan Chase & Co.	5.400%	1/6/42	16,235	18,911
JPMorgan Chase & Co.	5.625%	8/16/43	13,500	15,376
JPMorgan Chase & Co.	4.950%	6/1/45	12,000	12,600
KeyBank NA	2.350%	3/8/19	30,000	30,237
5 Macquarie Bank Ltd.	2.400%	1/21/20	10,195	10,188
Manufacturers & Traders Trust Co.	2.100%	2/6/20	14,540	14,506
Manufacturers & Traders Trust Co.	2.900%	2/6/25	20,085	19,743
Morgan Stanley	1.875%	1/5/18	9,470	9,489
Morgan Stanley	6.625%	4/1/18	25,000	26,169
Morgan Stanley	2.125%	4/25/18	104,400	104,841
Morgan Stanley	2.500%	1/24/19	43,200	43,619
Morgan Stanley	7.300%	5/13/19	53,955	59,632
Morgan Stanley	2.375%	7/23/19	35,000	35,191
Morgan Stanley	5.500%	7/24/20	15,000	16,405
Morgan Stanley	5.750%	1/25/21	13,900	15,406
Morgan Stanley	2.500%	4/21/21	30,630	30,488
Morgan Stanley	2.625%	11/17/21	30,200	30,009

4

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Morgan Stanley	3.750%	2/25/23	23,000	23,746
Morgan Stanley	3.875%	4/29/24	22,050	22,694
Morgan Stanley	4.000%	7/23/25	20,805	21,462
Morgan Stanley	3.125%	7/27/26	36,950	35,298
Morgan Stanley	4.350%	9/8/26	15,000	15,295
Morgan Stanley	3.625%	1/20/27	31,000	30,692
Morgan Stanley	7.250%	4/1/32	51,100	69,363
Morgan Stanley	4.300%	1/27/45	24,705	24,467
National City Bank	5.800%	6/7/17	50,000	50,380
5 Nationwide Building Society	2.350%	1/21/20	22,720	22,719
Northern Trust Corp.	3.450%	11/4/20	10,285	10,749
PNC Bank NA	3.300%	10/30/24	14,645	14,805
PNC Bank NA	2.950%	2/23/25	34,775	34,325
PNC Financial Services Group Inc.	3.900%	4/29/24	40,150	41,615
Royal Bank of Canada	2.500%	1/19/21	24,750	24,918
Royal Bank of Canada	2.750%	2/1/22	44,630	45,111
Santander Bank NA	8.750%	5/30/18	5,225	5,601
Santander Holdings USA Inc.	2.700%	5/24/19	28,100	28,183
Santander Holdings USA Inc.	2.650%	4/17/20	19,225	19,144
5 Santander Holdings USA Inc.	3.700%	3/28/22	21,315	21,343
Santander UK plc	2.500%	3/14/19	79,400	80,022
5 Skandinaviska Enskilda Banken AB	2.450%	5/27/20	50,900	50,999
5 Societe Generale SA	3.250%	1/12/22	55,070	54,442
State Street Corp.	5.375%	4/30/17	55,500	55,653
SunTrust Bank	3.300%	5/15/26	11,955	11,609
SunTrust Banks Inc.	2.900%	3/3/21	34,300	34,716
Svenska Handelsbanken AB	2.875%	4/4/17	57,000	57,002
Svenska Handelsbanken AB	1.875%	9/7/21	37,750	36,689
Synchrony Financial	2.600%	1/15/19	17,915	18,055
Synchrony Financial	3.000%	8/15/19	8,570	8,703
Synchrony Financial	2.700%	2/3/20	12,580	12,626
Toronto-Dominion Bank	2.500%	12/14/20	97,700	98,679
5 UBS Group Funding Jersey Ltd.	2.950%	9/24/20	36,710	36,981
5 UBS Group Funding Jersey Ltd.	3.000%	4/15/21	58,970	59,034
5 UBS Group Funding Jersey Ltd.	2.650%	2/1/22	46,000	44,955
US Bancorp	2.625%	1/24/22	47,510	47,687
US Bancorp	3.700%	1/30/24	39,005	40,882
US Bancorp	2.375%	7/22/26	45,000	41,977
Wachovia Corp.	5.750%	2/1/18	9,500	9,811
Wachovia Corp.	6.605%	10/1/25	15,000	17,746
Wells Fargo & Co.	5.625%	12/11/17	47,000	48,279
Wells Fargo & Co.	2.150%	1/30/20	38,370	38,406
Wells Fargo & Co.	3.000%	1/22/21	27,580	28,084
Wells Fargo & Co.	4.600%	4/1/21	40,000	42,978
Wells Fargo & Co.	3.500%	3/8/22	54,840	56,794
Wells Fargo & Co.	3.450%	2/13/23	49,865	50,281
Wells Fargo & Co.	4.480%	1/16/24	34,444	36,708
Wells Fargo & Co.	3.000%	2/19/25	28,660	27,977
Wells Fargo & Co.	3.550%	9/29/25	27,170	27,375
Wells Fargo & Co.	3.000%	4/22/26	36,830	35,339
Wells Fargo & Co.	4.100%	6/3/26	33,000	33,665
Wells Fargo & Co.	3.000%	10/23/26	19,135	18,321
Wells Fargo & Co.	5.606%	1/15/44	28,551	32,705
Wells Fargo & Co.	4.650%	11/4/44	20,735	20,863
Wells Fargo & Co.	4.900%	11/17/45	16,060	16,639
Wells Fargo & Co.	4.400%	6/14/46	36,200	35,042
Wells Fargo & Co.	4.750%	12/7/46	38,790	39,535
Brokerage (0.1%)
Ameriprise Financial Inc.	5.300%	3/15/20	6,625	7,194
Charles Schwab Corp.	3.200%	3/2/27	19,790	19,679
Finance Companies (0.6%)
GE Capital International Funding Co.	2.342%	11/15/20	58,112	58,343
GE Capital International Funding Co.	3.373%	11/15/25	59,548	61,010

5

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
GE Capital International Funding Co.	4.418%	11/15/35	209,754	221,465
Insurance (2.4%)
Aetna Inc.	1.750%	5/15/17	2,966	2,966
Aetna Inc.	2.800%	6/15/23	32,080	31,858
5 AIG Global Funding	2.700%	12/15/21	41,815	41,629
Anthem Inc.	2.300%	7/15/18	12,045	12,112
Anthem Inc.	3.700%	8/15/21	25,635	26,551
Anthem Inc.	3.125%	5/15/22	30,450	30,625
Anthem Inc.	3.300%	1/15/23	20,000	20,175
Anthem Inc.	4.650%	8/15/44	14,857	15,182
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	32,000	33,418
Berkshire Hathaway Inc.	2.750%	3/15/23	36,055	36,050
Berkshire Hathaway Inc.	3.125%	3/15/26	23,645	23,587
Chubb INA Holdings Inc.	5.900%	6/15/19	15,000	16,304
Chubb INA Holdings Inc.	2.300%	11/3/20	5,235	5,252
Chubb INA Holdings Inc.	3.350%	5/15/24	20,340	20,771
Chubb INA Holdings Inc.	3.350%	5/3/26	12,280	12,427
Chubb INA Holdings Inc.	4.350%	11/3/45	24,795	26,178
Cigna Corp.	3.250%	4/15/25	30,765	30,408
CNA Financial Corp.	3.950%	5/15/24	4,335	4,455
5 Five Corners Funding Trust	4.419%	11/15/23	5,320	5,664
5 Guardian Life Global Funding	2.000%	4/26/21	12,825	12,534
5 Jackson National Life Global Funding	3.250%	1/30/24	48,955	49,207
5 Liberty Mutual Group Inc.	4.250%	6/15/23	11,825	12,441
5 Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	27,759
Loews Corp.	2.625%	5/15/23	14,100	13,774
5 MassMutual Global Funding II	2.100%	8/2/18	45,015	45,292
5 MassMutual Global Funding II	2.350%	4/9/19	22,000	22,222
5 MassMutual Global Funding II	2.000%	4/15/21	42,188	41,270
MetLife Inc.	1.903%	12/15/17	7,340	7,364
MetLife Inc.	3.600%	4/10/24	28,000	28,883
MetLife Inc.	4.125%	8/13/42	5,300	5,174
MetLife Inc.	4.875%	11/13/43	17,500	19,085
5 Metropolitan Life Global Funding I	1.500%	1/10/18	35,550	35,529
5 Metropolitan Life Global Funding I	1.875%	6/22/18	16,315	16,342
5 Metropolitan Life Global Funding I	3.450%	12/18/26	29,970	30,150
5 Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	31,969
5 New York Life Global Funding	1.650%	5/15/17	53,000	53,040
5 New York Life Global Funding	2.900%	1/17/24	58,670	58,830
5 New York Life Insurance Co.	5.875%	5/15/33	44,785	54,506
Prudential Financial Inc.	4.500%	11/15/20	24,055	25,812
5 QBE Insurance Group Ltd.	2.400%	5/1/18	8,185	8,205
5 Teachers Insurance & Annuity Assn. of America	4.900%	9/15/44	11,990	12,960
Travelers Cos. Inc.	5.800%	5/15/18	8,690	9,091
Travelers Cos. Inc.	5.900%	6/2/19	9,400	10,236
UnitedHealth Group Inc.	6.000%	2/15/18	22,000	22,856
UnitedHealth Group Inc.	3.875%	10/15/20	6,786	7,173
UnitedHealth Group Inc.	2.875%	3/15/22	2,346	2,387
UnitedHealth Group Inc.	2.875%	3/15/23	12,000	12,041
UnitedHealth Group Inc.	3.100%	3/15/26	14,220	14,114
UnitedHealth Group Inc.	4.625%	7/15/35	31,295	34,240
UnitedHealth Group Inc.	6.625%	11/15/37	20,000	26,544
UnitedHealth Group Inc.	4.625%	11/15/41	36,010	38,229
UnitedHealth Group Inc.	4.250%	3/15/43	31,000	31,440
UnitedHealth Group Inc.	4.750%	7/15/45	19,035	21,026
Other Finance (0.1%)
5 LeasePlan Corp. NV	2.875%	1/22/19	30,515	30,628

Real Estate Investment Trusts (0.3%)
AvalonBay Communities Inc.	3.625%	10/1/20	17,315	17,982
Boston Properties LP	3.125%	9/1/23	13,520	13,437
Boston Properties LP	3.800%	2/1/24	1,780	1,823
Duke Realty LP	6.500%	1/15/18	4,819	4,996

6

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Realty Income Corp.	5.750%	1/15/21	8,675	9,563
Simon Property Group LP	4.375%	3/1/21	22,000	23,431
Simon Property Group LP	4.125%	12/1/21	12,946	13,712
Simon Property Group LP	3.750%	2/1/24	6,645	6,881
Simon Property Group LP	3.375%	10/1/24	20,470	20,617
Simon Property Group LP	3.300%	1/15/26	23,500	23,170
5 WEA Finance LLC / Westfield UK & Europe Finance plc	1.750%	9/15/17	11,670	11,674
5 WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	17,715	17,880
				8,416,211
Industrial (22.4%)
Basic Industry (0.2%)
5 Air Liquide Finance SA	2.250%	9/27/23	21,000	20,089
5 Air Liquide Finance SA	2.500%	9/27/26	16,815	15,824
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	38,275	40,592
LyondellBasell Industries NV	4.625%	2/26/55	28,625	26,916
Monsanto Co.	4.700%	7/15/64	1,885	1,754
Monsanto Finance Canada Co.	5.500%	7/30/35	15,000	16,540
Rio Tinto Finance USA plc	3.500%	3/22/22	1,454	1,509
Capital Goods (1.8%)
3M Co.	6.375%	2/15/28	20,825	26,858
5 BAE Systems Holdings Inc.	2.850%	12/15/20	5,020	5,052
5 BAE Systems Holdings Inc.	3.800%	10/7/24	26,068	26,663
5 BAE Systems Holdings Inc.	3.850%	12/15/25	29,838	30,472
Caterpillar Financial Services Corp.	2.625%	3/1/23	39,500	39,099
Caterpillar Inc.	3.900%	5/27/21	32,880	34,772
Caterpillar Inc.	2.600%	6/26/22	9,575	9,588
Caterpillar Inc.	3.400%	5/15/24	19,475	20,025
Caterpillar Inc.	5.200%	5/27/41	19,770	22,653
Caterpillar Inc.	3.803%	8/15/42	20,469	19,423
Caterpillar Inc.	4.300%	5/15/44	7,885	8,025
Deere & Co.	4.375%	10/16/19	13,090	13,893
Eaton Corp.	6.500%	6/1/25	10,000	11,495
General Dynamics Corp.	3.875%	7/15/21	9,950	10,588
General Electric Capital Corp.	5.300%	2/11/21	1,806	1,999
General Electric Capital Corp.	4.650%	10/17/21	18,610	20,430
General Electric Capital Corp.	3.150%	9/7/22	16,706	17,260
General Electric Capital Corp.	3.100%	1/9/23	6,094	6,258
General Electric Capital Corp.	6.750%	3/15/32	9,962	13,431
General Electric Capital Corp.	6.150%	8/7/37	13,205	17,130
General Electric Capital Corp.	5.875%	1/14/38	27,573	34,820
General Electric Capital Corp.	6.875%	1/10/39	9,904	14,052
General Electric Co.	2.700%	10/9/22	14,000	14,106
General Electric Co.	4.500%	3/11/44	8,725	9,350
Honeywell International Inc.	4.250%	3/1/21	29,484	31,720
Illinois Tool Works Inc.	3.500%	3/1/24	42,775	44,489
John Deere Capital Corp.	2.800%	1/27/23	8,000	8,020
John Deere Capital Corp.	3.350%	6/12/24	9,000	9,251
Johnson Controls International plc	5.000%	3/30/20	29,000	31,130
Johnson Controls International plc	3.750%	12/1/21	25,000	26,027
5 LafargeHolcim Finance US LLC	4.750%	9/22/46	14,970	14,876
Lockheed Martin Corp.	2.500%	11/23/20	12,340	12,423
Lockheed Martin Corp.	2.900%	3/1/25	26,840	26,269
Lockheed Martin Corp.	4.500%	5/15/36	6,715	7,105
Lockheed Martin Corp.	4.700%	5/15/46	16,650	17,953
Parker-Hannifin Corp.	4.450%	11/21/44	14,290	15,161
Raytheon Co.	3.125%	10/15/20	10,000	10,331
5 Siemens Financieringsmaatschappij NV	2.900%	5/27/22	60,840	61,210
5 Siemens Financieringsmaatschappij NV	3.125%	3/16/24	62,200	62,637
5 Siemens Financieringsmaatschappij NV	4.400%	5/27/45	40,495	42,161
United Technologies Corp.	4.500%	4/15/20	24,170	26,006
United Technologies Corp.	3.100%	6/1/22	10,095	10,370
United Technologies Corp.	4.500%	6/1/42	38,885	41,122

7

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Communication (3.4%)
	21st Century Fox America Inc.	4.500%	2/15/21	4,650	4,951
	21st Century Fox America Inc.	6.200%	12/15/34	11,000	13,025
	America Movil SAB de CV	3.125%	7/16/22	66,820	67,252
	America Movil SAB de CV	6.125%	3/30/40	10,010	11,689
	American Tower Corp.	3.450%	9/15/21	23,985	24,409
	American Tower Corp.	4.700%	3/15/22	2,905	3,107
	American Tower Corp.	5.000%	2/15/24	23,881	25,781
	AT&T Inc.	1.400%	12/1/17	15,595	15,596
	AT&T Inc.	1.750%	1/15/18	21,060	21,073
	AT&T Inc.	5.200%	3/15/20	10,125	10,955
	AT&T Inc.	2.450%	6/30/20	17,525	17,522
	AT&T Inc.	4.600%	2/15/21	4,900	5,209
	AT&T Inc.	5.000%	3/1/21	10,000	10,831
	AT&T Inc.	3.875%	8/15/21	20,000	20,816
	AT&T Inc.	4.500%	3/9/48	32,292	28,697
	CBS Corp.	4.300%	2/15/21	22,710	24,006
	Comcast Corp.	3.000%	2/1/24	51,960	51,884
	Comcast Corp.	3.600%	3/1/24	60,515	62,054
	Comcast Corp.	3.375%	2/15/25	2,565	2,591
	Comcast Corp.	3.150%	3/1/26	15,280	15,027
	Comcast Corp.	2.350%	1/15/27	19,840	18,171
	Comcast Corp.	4.250%	1/15/33	15,060	15,497
	Comcast Corp.	4.200%	8/15/34	18,620	18,872
	Comcast Corp.	4.400%	8/15/35	22,290	23,088
	Comcast Corp.	6.450%	3/15/37	20,000	25,469
	Comcast Corp.	6.950%	8/15/37	45,000	60,327
	Comcast Corp.	4.650%	7/15/42	7,260	7,569
	Comcast Corp.	4.500%	1/15/43	20,000	20,306
	Comcast Corp.	4.750%	3/1/44	16,635	17,521
	Comcast Corp.	4.600%	8/15/45	43,320	44,643
5	Cox Communications Inc.	4.800%	2/1/35	58,525	54,917
	Crown Castle International Corp.	3.700%	6/15/26	19,465	19,141
	Deutsche Telekom International Finance BV	8.750%	6/15/30	30,000	43,753
	Discovery Communications LLC	5.625%	8/15/19	4,675	5,044
	Grupo Televisa SAB	6.625%	1/15/40	13,805	15,029
	Grupo Televisa SAB	5.000%	5/13/45	5,925	5,416
	Grupo Televisa SAB	6.125%	1/31/46	13,475	14,003
5	GTP Acquisition Partners I LLC	2.350%	6/15/20	18,745	18,595
	Michigan Bell Telephone Co.	7.850%	1/15/22	23,750	28,697
5	NBCUniversal Enterprise Inc.	1.662%	4/15/18	47,135	47,155
5	NBCUniversal Enterprise Inc.	1.974%	4/15/19	84,070	84,227
	NBCUniversal Media LLC	4.375%	4/1/21	26,000	27,930
	Omnicom Group Inc.	3.600%	4/15/26	22,925	22,913
	Orange SA	9.000%	3/1/31	54,566	80,372
3,5	SBA Tower Trust	2.933%	12/15/42	28,850	28,863
5	Sky plc	2.625%	9/16/19	30,550	30,626
5	Sky plc	3.125%	11/26/22	7,000	6,939
5	Sky plc	3.750%	9/16/24	35,911	36,075
	Time Warner Cable LLC	5.850%	5/1/17	70,000	70,196
	Time Warner Cable LLC	8.750%	2/14/19	915	1,023
	Time Warner Cable LLC	8.250%	4/1/19	11,944	13,313
	Time Warner Entertainment Co. LP	8.375%	3/15/23	3,215	4,012
	Time Warner Inc.	4.750%	3/29/21	13,000	13,958
	Time Warner Inc.	6.250%	3/29/41	8,000	9,180
	Verizon Communications Inc.	3.450%	3/15/21	15,585	15,954
	Verizon Communications Inc.	3.500%	11/1/21	78,905	80,844
5	Verizon Communications Inc.	4.812%	3/15/39	67,074	65,221
	Verizon Communications Inc.	4.750%	11/1/41	28,730	27,641
5	Verizon Communications Inc.	5.012%	4/15/49	79,842	76,892
	Viacom Inc.	5.625%	9/15/19	10,000	10,741
	Vodafone Group plc	1.250%	9/26/17	37,000	36,966
	Vodafone Group plc	5.450%	6/10/19	26,000	27,840

8

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Walt Disney Co.	4.125%	6/1/44	18,320	18,882
	Consumer Cyclical (2.8%)
	Alibaba Group Holding Ltd.	2.500%	11/28/19	10,480	10,532
	Alibaba Group Holding Ltd.	3.125%	11/28/21	2,035	2,049
	Alibaba Group Holding Ltd.	3.600%	11/28/24	45,610	46,015
	Amazon.com Inc.	2.500%	11/29/22	31,600	31,415
	Amazon.com Inc.	4.800%	12/5/34	55,880	61,803
	Amazon.com Inc.	4.950%	12/5/44	17,920	20,170
5	American Honda Finance Corp.	1.500%	9/11/17	15,750	15,756
5	American Honda Finance Corp.	1.600%	2/16/18	14,340	14,363
	American Honda Finance Corp.	2.125%	10/10/18	29,535	29,757
	American Honda Finance Corp.	2.300%	9/9/26	17,135	15,920
	AutoZone Inc.	4.000%	11/15/20	25,000	26,273
	AutoZone Inc.	3.700%	4/15/22	12,752	13,219
	AutoZone Inc.	3.125%	7/15/23	22,000	21,842
5	BMW US Capital LLC	2.000%	4/11/21	19,815	19,394
5	BMW US Capital LLC	2.250%	9/15/23	93,000	89,170
5	BMW US Capital LLC	2.800%	4/11/26	5,395	5,181
	CVS Health Corp.	2.750%	12/1/22	20,000	19,791
	CVS Health Corp.	4.875%	7/20/35	18,205	19,593
	CVS Health Corp.	5.125%	7/20/45	42,460	46,753
3,5	CVS Pass-Through Trust	5.926%	1/10/34	14,292	16,350
5	Daimler Finance North America LLC	2.250%	7/31/19	58,255	58,527
5	Daimler Finance North America LLC	2.450%	5/18/20	2,260	2,261
5	Daimler Finance North America LLC	2.000%	7/6/21	60,000	58,318
5	Daimler Finance North America LLC	3.875%	9/15/21	3,270	3,424
5	Daimler Finance North America LLC	3.250%	8/1/24	3,970	3,968
	eBay Inc.	1.350%	7/15/17	10,960	10,957
	Ford Motor Co.	4.346%	12/8/26	11,945	12,161
	Ford Motor Credit Co. LLC	2.375%	3/12/19	56,800	56,998
	Ford Motor Credit Co. LLC	3.157%	8/4/20	23,890	24,269
	Home Depot Inc.	4.400%	4/1/21	12,300	13,278
	Home Depot Inc.	2.700%	4/1/23	24,715	24,917
	Home Depot Inc.	4.400%	3/15/45	22,390	23,772
5	Hyundai Capital America	2.550%	4/3/20	29,410	29,406
	Lowe's Cos. Inc.	6.650%	9/15/37	5,000	6,703
	Lowe's Cos. Inc.	5.800%	4/15/40	10,280	12,675
	Marriott International Inc.	2.300%	1/15/22	44,000	42,980
	McDonald's Corp.	3.500%	7/15/20	21,760	22,695
	McDonald's Corp.	2.625%	1/15/22	10,175	10,158
	McDonald's Corp.	3.250%	6/10/24	4,400	4,517
	McDonald's Corp.	4.875%	12/9/45	22,775	24,104
5	Nissan Motor Acceptance Corp.	1.950%	9/12/17	42,355	42,391
5	Nissan Motor Acceptance Corp.	1.800%	3/15/18	38,400	38,425
5	Nissan Motor Acceptance Corp.	2.650%	9/26/18	17,180	17,334
	Target Corp.	5.375%	5/1/17	5,000	5,014
	Target Corp.	6.000%	1/15/18	16,500	17,085
	Target Corp.	2.900%	1/15/22	11,850	12,066
	Toyota Motor Credit Corp.	1.750%	5/22/17	22,000	22,019
	Toyota Motor Credit Corp.	1.250%	10/5/17	34,150	34,138
5	Volkswagen Group of America Finance LLC	2.450%	11/20/19	13,860	13,881
	Wal-Mart Stores Inc.	3.625%	7/8/20	75,000	79,127
	Wal-Mart Stores Inc.	3.250%	10/25/20	6,290	6,564
	Wal-Mart Stores Inc.	4.250%	4/15/21	15,000	16,250
	Wal-Mart Stores Inc.	2.550%	4/11/23	44,450	44,446
	Wal-Mart Stores Inc.	5.625%	4/15/41	52,780	64,824
	Wal-Mart Stores Inc.	4.750%	10/2/43	20,300	22,561
	Wal-Mart Stores Inc.	4.300%	4/22/44	16,995	17,718
	Consumer Noncyclical (7.7%)
	Actavis Funding SCS	3.000%	3/12/20	32,675	33,166
	Actavis Funding SCS	3.450%	3/15/22	45,660	46,457
	Actavis Funding SCS	4.550%	3/15/35	13,255	13,285
	Actavis Funding SCS	4.850%	6/15/44	14,075	14,220

9

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Altria Group Inc.	4.750%	5/5/21	40,806	44,197
Altria Group Inc.	2.850%	8/9/22	11,835	11,857
Altria Group Inc.	4.500%	5/2/43	10,105	10,276
Amgen Inc.	3.625%	5/22/24	38,185	39,122
Amgen Inc.	5.150%	11/15/41	27,515	29,434
Amgen Inc.	4.563%	6/15/48	4,615	4,587
Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	63,200	64,367
Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	57,035	57,606
Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	159,135	167,708
Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	137,375	148,292
Anheuser-Busch InBev Worldwide Inc.	6.500%	7/15/18	30,000	31,687
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,300	9,322
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	81,200	88,210
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	800	856
Anheuser-Busch InBev Worldwide Inc.	3.750%	1/15/22	4,310	4,513
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	9,836	9,720
Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	5,700	6,125
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	19,080	17,472
AstraZeneca plc	5.900%	9/15/17	50,000	51,001
AstraZeneca plc	1.950%	9/18/19	12,435	12,419
AstraZeneca plc	2.375%	11/16/20	37,225	37,229
AstraZeneca plc	3.375%	11/16/25	27,755	27,958
AstraZeneca plc	4.375%	11/16/45	25,305	25,738
5 BAT International Finance plc	2.750%	6/15/20	17,600	17,712
5 BAT International Finance plc	3.250%	6/7/22	50,880	51,284
5 BAT International Finance plc	3.500%	6/15/22	7,440	7,563
5 BAT International Finance plc	3.950%	6/15/25	15,000	15,352
5 Bayer US Finance LLC	2.375%	10/8/19	6,140	6,171
5 Bayer US Finance LLC	3.000%	10/8/21	38,730	39,232
Bestfoods	6.625%	4/15/28	25,000	31,816
Biogen Inc.	2.900%	9/15/20	17,465	17,778
Boston Children's Hospital Corp. Revenue	4.115%	1/1/47	11,340	11,506
Cardinal Health Inc.	1.700%	3/15/18	2,401	2,401
Cardinal Health Inc.	2.400%	11/15/19	22,090	22,230
Cardinal Health Inc.	3.200%	3/15/23	11,650	11,781
Cardinal Health Inc.	3.500%	11/15/24	20,020	20,387
Cardinal Health Inc.	4.500%	11/15/44	23,250	23,032
5 Cargill Inc.	6.000%	11/27/17	7,000	7,204
5 Cargill Inc.	4.760%	11/23/45	57,879	62,942
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,935	1,933
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	17,856	17,343
3 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	29,580	25,745
Celgene Corp.	2.250%	5/15/19	5,145	5,171
Celgene Corp.	3.550%	8/15/22	15,160	15,591
Celgene Corp.	3.625%	5/15/24	11,980	12,121
Celgene Corp.	5.000%	8/15/45	25,000	26,087
Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,600	4,773
Coca-Cola Enterprises Inc.	4.500%	9/1/21	14,785	15,800
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	25,332	25,400
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	28,000	28,730
Colgate-Palmolive Co.	2.950%	11/1/20	25,000	25,836
5 Danone SA	2.589%	11/2/23	10,000	9,680
5 Danone SA	2.947%	11/2/26	40,000	38,264
Diageo Capital plc	2.625%	4/29/23	42,580	42,162
Diageo Investment Corp.	2.875%	5/11/22	17,245	17,535
Dignity Health California GO	2.637%	11/1/19	4,480	4,517
Dignity Health California GO	3.812%	11/1/24	9,060	9,099
Eli Lilly & Co.	3.700%	3/1/45	20,040	19,197
5 EMD Finance LLC	2.400%	3/19/20	1,100	1,099
5 EMD Finance LLC	2.950%	3/19/22	19,640	19,692
5 EMD Finance LLC	3.250%	3/19/25	39,545	39,063
Express Scripts Holding Co.	2.250%	6/15/19	14,030	14,039
5 Forest Laboratories Inc.	4.875%	2/15/21	7,125	7,642

10

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
5 Forest Laboratories LLC	5.000%	12/15/21	23,725	25,682
General Mills Inc.	5.650%	2/15/19	6,850	7,321
6 General Mills Inc.	6.390%	2/5/23	50,000	56,804
Gilead Sciences Inc.	2.550%	9/1/20	15,245	15,381
Gilead Sciences Inc.	2.500%	9/1/23	26,390	25,518
Gilead Sciences Inc.	3.700%	4/1/24	21,420	21,996
Gilead Sciences Inc.	3.500%	2/1/25	28,575	28,737
Gilead Sciences Inc.	4.500%	2/1/45	55,782	54,567
Gilead Sciences Inc.	4.750%	3/1/46	13,200	13,467
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	25,750	25,774
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	18,828
GlaxoSmithKline Capital plc	2.850%	5/8/22	51,595	52,028
5 Imperial Tobacco Finance plc	3.750%	7/21/22	58,995	60,585
Johnson & Johnson	6.730%	11/15/23	15,000	18,635
Johnson & Johnson	2.450%	3/1/26	78,000	74,926
Kaiser Foundation Hospitals	3.500%	4/1/22	19,815	20,520
Kaiser Foundation Hospitals	4.875%	4/1/42	12,710	14,199
Kimberly-Clark Corp.	6.250%	7/15/18	25,000	26,510
Kraft Foods Group Inc.	2.250%	6/5/17	10,085	10,102
Kraft Heinz Foods Co.	3.000%	6/1/26	31,320	29,359
Kraft Heinz Foods Co.	5.000%	7/15/35	7,370	7,630
Kraft Heinz Foods Co.	4.375%	6/1/46	55,135	51,723
Kroger Co.	4.450%	2/1/47	46,375	45,472
3 Mayo Clinic	4.128%	11/15/52	11,465	11,399
McKesson Corp.	2.700%	12/15/22	7,010	6,929
McKesson Corp.	2.850%	3/15/23	6,840	6,736
McKesson Corp.	3.796%	3/15/24	9,525	9,878
McKesson Corp.	4.883%	3/15/44	27,180	28,062
Medtronic Inc.	1.375%	4/1/18	16,225	16,197
Medtronic Inc.	2.500%	3/15/20	25,335	25,699
Medtronic Inc.	3.150%	3/15/22	61,030	62,772
Medtronic Inc.	3.625%	3/15/24	7,510	7,785
Medtronic Inc.	3.500%	3/15/25	62,791	64,252
Medtronic Inc.	4.375%	3/15/35	21,968	23,044
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	11,505	13,025
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	6,535	6,433
Memorial Sloan-Kettering Cancer Center New York GO	4.200%	7/1/55	10,430	10,332
Merck & Co. Inc.	3.875%	1/15/21	30,000	31,798
Merck & Co. Inc.	2.350%	2/10/22	24,825	24,800
Merck & Co. Inc.	2.800%	5/18/23	15,650	15,718
Merck & Co. Inc.	2.750%	2/10/25	38,000	37,506
Merck & Co. Inc.	4.150%	5/18/43	28,405	29,091
Merck Sharp & Dohme Corp.	5.000%	6/30/19	18,000	19,302
Molson Coors Brewing Co.	3.500%	5/1/22	14,905	15,437
Molson Coors Brewing Co.	5.000%	5/1/42	5,710	6,030
New York & Presbyterian Hospital	4.024%	8/1/45	22,955	22,363
Novartis Capital Corp.	3.400%	5/6/24	13,425	13,846
Novartis Capital Corp.	4.400%	5/6/44	21,485	22,862
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	2,000	2,044
PepsiCo Inc.	3.125%	11/1/20	48,610	50,358
PepsiCo Inc.	2.375%	10/6/26	72,545	68,495
PepsiCo Inc.	4.000%	3/5/42	35,200	35,089
PepsiCo Inc.	3.450%	10/6/46	45,740	41,333
Pfizer Inc.	3.000%	6/15/23	25,440	25,913
Pfizer Inc.	3.000%	12/15/26	45,100	44,513
Philip Morris International Inc.	4.500%	3/26/20	25,000	26,666
Philip Morris International Inc.	1.875%	2/25/21	43,455	42,609
Philip Morris International Inc.	4.125%	5/17/21	15,705	16,696
Philip Morris International Inc.	2.500%	8/22/22	13,250	13,084
Philip Morris International Inc.	2.625%	3/6/23	23,000	22,533
Philip Morris International Inc.	4.500%	3/20/42	11,665	11,841
Philip Morris International Inc.	3.875%	8/21/42	22,785	21,198
Philip Morris International Inc.	4.875%	11/15/43	5,835	6,277
Philip Morris International Inc.	4.250%	11/10/44	15,000	14,784

11

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Procter & Gamble - Esop	9.360%	1/1/21	10,415	12,031
Procter & Gamble Co.	5.550%	3/5/37	2,388	3,110
Providence St. Joseph Health Obligated Group	2.746%	10/1/26	18,290	17,461
3 Providence St. Joseph Health Obligated Group	3.744%	10/1/47	11,430	10,590
5 Roche Holdings Inc.	2.875%	9/29/21	26,150	26,628
5 Roche Holdings Inc.	2.375%	1/28/27	61,570	57,731
Sanofi	4.000%	3/29/21	36,275	38,479
5 Sigma Alimentos SA de CV	4.125%	5/2/26	27,145	26,538
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	6,765	6,873
Teva Pharmaceutical Finance Netherlands III BV	2.800%	7/21/23	36,645	34,882
Teva Pharmaceutical Finance Netherlands III BV	3.150%	10/1/26	8,895	8,199
Teva Pharmaceutical Finance Netherlands III BV	4.100%	10/1/46	35,885	30,932
The Kroger Co.	3.300%	1/15/21	13,605	13,939
The Kroger Co.	3.850%	8/1/23	5,055	5,235
The Kroger Co.	3.875%	10/15/46	28,920	25,940
Unilever Capital Corp.	4.250%	2/10/21	78,185	83,664
Wyeth LLC	5.950%	4/1/37	15,000	18,550
Energy (2.9%)
5 BG Energy Capital plc	4.000%	10/15/21	17,070	18,001
BP Capital Markets plc	4.750%	3/10/19	18,140	19,113
BP Capital Markets plc	2.315%	2/13/20	3,760	3,788
BP Capital Markets plc	4.500%	10/1/20	28,000	30,125
BP Capital Markets plc	4.742%	3/11/21	10,000	10,826
BP Capital Markets plc	3.062%	3/17/22	35,770	36,212
BP Capital Markets plc	3.245%	5/6/22	10,000	10,208
BP Capital Markets plc	2.500%	11/6/22	8,000	7,843
BP Capital Markets plc	3.994%	9/26/23	13,130	13,730
BP Capital Markets plc	3.814%	2/10/24	38,000	39,361
BP Capital Markets plc	3.506%	3/17/25	41,710	41,910
Chevron Corp.	2.355%	12/5/22	6,000	5,916
Chevron Corp.	3.191%	6/24/23	69,750	71,448
ConocoPhillips	5.750%	2/1/19	6,365	6,814
ConocoPhillips	6.000%	1/15/20	3,115	3,441
ConocoPhillips	7.000%	3/30/29	11,500	14,389
ConocoPhillips Co.	4.200%	3/15/21	17,925	19,082
ConocoPhillips Co.	2.875%	11/15/21	21,951	22,229
ConocoPhillips Co.	3.350%	11/15/24	10,275	10,381
ConocoPhillips Co.	3.350%	5/15/25	24,815	24,961
ConocoPhillips Co.	4.950%	3/15/26	12,710	14,129
ConocoPhillips Co.	4.300%	11/15/44	48,640	48,483
Devon Energy Corp.	3.250%	5/15/22	15,905	15,726
Dominion Gas Holdings LLC	3.550%	11/1/23	14,085	14,340
Dominion Gas Holdings LLC	4.800%	11/1/43	10,000	10,510
Enterprise Products Operating LLC	4.900%	5/15/46	5,000	5,117
EOG Resources Inc.	5.625%	6/1/19	16,285	17,499
Exxon Mobil Corp.	2.222%	3/1/21	12,735	12,749
Exxon Mobil Corp.	2.726%	3/1/23	10,710	10,736
Exxon Mobil Corp.	3.043%	3/1/26	7,330	7,328
Exxon Mobil Corp.	4.114%	3/1/46	10,845	11,112
Halliburton Co.	3.500%	8/1/23	67,975	69,125
Noble Energy Inc.	4.150%	12/15/21	14,890	15,620
Occidental Petroleum Corp.	4.100%	2/1/21	27,466	29,066
Occidental Petroleum Corp.	2.700%	2/15/23	9,250	9,135
Occidental Petroleum Corp.	3.400%	4/15/26	33,675	33,606
Occidental Petroleum Corp.	4.400%	4/15/46	35,145	35,550
Phillips 66	4.300%	4/1/22	30,000	31,864
Phillips 66	4.875%	11/15/44	8,855	8,888
5 Schlumberger Holdings Corp.	3.000%	12/21/20	25,500	26,070
5 Schlumberger Investment SA	2.400%	8/1/22	20,765	20,167
Shell International Finance BV	4.375%	3/25/20	16,000	17,052
Shell International Finance BV	2.250%	11/10/20	49,900	49,932
Shell International Finance BV	3.250%	5/11/25	28,680	28,829
Shell International Finance BV	2.875%	5/10/26	16,510	16,055

12

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Shell International Finance BV	4.125%	5/11/35	28,575	28,699
Shell International Finance BV	5.500%	3/25/40	10,795	12,603
Shell International Finance BV	4.375%	5/11/45	95,725	97,033
Suncor Energy Inc.	6.100%	6/1/18	13,825	14,551
Suncor Energy Inc.	3.600%	12/1/24	19,505	19,678
Suncor Energy Inc.	5.950%	12/1/34	13,000	15,278
Sunoco Logistics Partners Operations LP	4.400%	4/1/21	25,945	27,279
Texaco Capital Inc.	8.625%	4/1/32	25,000	37,406
Total Capital International SA	1.550%	6/28/17	38,435	38,436
Total Capital International SA	2.700%	1/25/23	32,714	32,368
Total Capital International SA	3.750%	4/10/24	50,000	51,978
TransCanada PipeLines Ltd.	7.125%	1/15/19	4,800	5,219
TransCanada PipeLines Ltd.	3.800%	10/1/20	30,875	32,361
TransCanada PipeLines Ltd.	2.500%	8/1/22	21,165	20,841
TransCanada PipeLines Ltd.	4.875%	1/15/26	58,060	64,433
3 Transcanada Trust	5.300%	3/15/77	23,560	23,360
Other Industrial (0.1%)
George Washington University District of Columbia GO	3.545%	9/15/46	10,000	8,884
5 Hutchison Whampoa International 09/19 Ltd.	5.750%	9/11/19	12,000	13,002
3 Johns Hopkins University Maryland GO	4.083%	7/1/53	24,695	25,449
Technology (2.9%)
Apple Inc.	2.850%	5/6/21	34,300	35,110
Apple Inc.	2.850%	2/23/23	43,845	44,148
Apple Inc.	3.000%	2/9/24	22,750	22,923
Apple Inc.	3.450%	5/6/24	31,140	32,237
Apple Inc.	3.250%	2/23/26	38,220	38,642
Apple Inc.	2.450%	8/4/26	55,182	52,138
Apple Inc.	3.350%	2/9/27	56,435	56,923
Apple Inc.	3.850%	5/4/43	15,275	14,596
Apple Inc.	4.450%	5/6/44	4,035	4,157
Apple Inc.	3.850%	8/4/46	36,510	34,483
Applied Materials Inc.	3.300%	4/1/27	32,395	32,487
5 Broadcom Corp. / Broadcom Cayman Finance Ltd.	3.625%	1/15/24	54,935	55,278
Cisco Systems Inc.	4.450%	1/15/20	25,000	26,769
Cisco Systems Inc.	2.200%	2/28/21	78,505	78,538
Cisco Systems Inc.	2.900%	3/4/21	10,700	10,978
Cisco Systems Inc.	2.500%	9/20/26	15,921	15,072
Intel Corp.	3.300%	10/1/21	10,000	10,389
Intel Corp.	4.100%	5/19/46	47,755	47,513
International Business Machines Corp.	5.700%	9/14/17	41,710	42,547
International Business Machines Corp.	3.375%	8/1/23	61,300	63,610
International Business Machines Corp.	3.625%	2/12/24	22,800	23,898
International Business Machines Corp.	7.000%	10/30/25	25,000	31,948
Microsoft Corp.	3.000%	10/1/20	10,000	10,357
Microsoft Corp.	2.375%	2/12/22	19,865	19,913
Microsoft Corp.	3.625%	12/15/23	13,500	14,216
Microsoft Corp.	2.875%	2/6/24	61,625	61,809
Microsoft Corp.	2.700%	2/12/25	23,890	23,480
Microsoft Corp.	3.125%	11/3/25	26,300	26,554
Microsoft Corp.	2.400%	8/8/26	64,501	60,981
Microsoft Corp.	3.450%	8/8/36	53,965	51,251
Microsoft Corp.	4.100%	2/6/37	45,435	46,744
Microsoft Corp.	4.500%	10/1/40	18,210	19,589
Microsoft Corp.	4.450%	11/3/45	61,885	65,081
Microsoft Corp.	3.700%	8/8/46	50,485	47,384
Microsoft Corp.	4.250%	2/6/47	61,800	63,064
Oracle Corp.	5.000%	7/8/19	35,000	37,523
Oracle Corp.	1.900%	9/15/21	70,285	69,010
Oracle Corp.	2.500%	5/15/22	38,860	38,727
Oracle Corp.	2.400%	9/15/23	63,535	61,819
Oracle Corp.	2.950%	5/15/25	11,300	11,134
Transportation (0.6%)
Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,235	7,408

13

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Burlington Northern Santa Fe LLC	3.250%	6/15/27	17,530	17,655
CSX Corp.	3.800%	11/1/46	10,000	9,152
5 ERAC USA Finance LLC	6.375%	10/15/17	36,290	37,155
5 ERAC USA Finance LLC	2.350%	10/15/19	12,165	12,183
5 ERAC USA Finance LLC	4.500%	8/16/21	10,270	10,937
5 ERAC USA Finance LLC	3.300%	10/15/22	745	752
5 ERAC USA Finance LLC	7.000%	10/15/37	3,775	4,765
5 ERAC USA Finance LLC	5.625%	3/15/42	31,000	34,073
FedEx Corp.	2.700%	4/15/23	15,810	15,566
FedEx Corp.	4.900%	1/15/34	25,040	26,884
FedEx Corp.	3.875%	8/1/42	4,505	4,120
FedEx Corp.	5.100%	1/15/44	26,055	28,006
FedEx Corp.	4.550%	4/1/46	14,460	14,460
Kansas City Southern	4.950%	8/15/45	28,170	28,470
Ryder System Inc.	2.500%	3/1/18	32,000	32,192
United Parcel Service Inc.	2.450%	10/1/22	17,095	17,137
United Parcel Service Inc.	4.875%	11/15/40	14,810	16,680
				11,445,448
Utilities (4.2%)
Electric (3.8%)
Alabama Power Co.	3.750%	3/1/45	20,255	18,987
Ameren Illinois Co.	2.700%	9/1/22	58,000	58,343
Baltimore Gas & Electric Co.	2.800%	8/15/22	26,250	26,182
Baltimore Gas & Electric Co.	2.400%	8/15/26	20,945	19,491
Berkshire Hathaway Energy Co.	6.125%	4/1/36	33,795	42,093
Berkshire Hathaway Energy Co.	6.500%	9/15/37	66,165	86,045
Commonwealth Edison Co.	4.350%	11/15/45	6,815	7,124
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	9,500	11,604
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	50,000	63,945
Consolidated Edison Co. of New York Inc.	4.500%	12/1/45	30,855	32,812
Delmarva Power & Light Co.	3.500%	11/15/23	9,550	9,885
6 Dominion Resources Inc.	2.962%	7/1/19	17,030	17,268
Dominion Resources Inc.	4.450%	3/15/21	30,000	32,158
Dominion Resources Inc.	3.625%	12/1/24	23,850	23,990
DTE Energy Co.	3.800%	3/15/27	19,405	19,684
Duke Energy Carolinas LLC	5.250%	1/15/18	20,980	21,589
Duke Energy Carolinas LLC	3.900%	6/15/21	11,045	11,665
Duke Energy Carolinas LLC	6.000%	12/1/28	5,000	6,190
Duke Energy Carolinas LLC	6.100%	6/1/37	13,915	17,333
Duke Energy Carolinas LLC	4.250%	12/15/41	6,375	6,593
Duke Energy Carolinas LLC	4.000%	9/30/42	5,205	5,164
Duke Energy Corp.	1.625%	8/15/17	34,840	34,849
Duke Energy Corp.	2.650%	9/1/26	17,480	16,222
Duke Energy Corp.	4.800%	12/15/45	37,600	39,656
Duke Energy Corp.	3.750%	9/1/46	14,740	13,213
Duke Energy Progress Llc	2.800%	5/15/22	20,140	20,388
Duke Energy Progress LLC	6.300%	4/1/38	1,625	2,095
Duke Energy Progress LLC	4.200%	8/15/45	42,055	42,826
Entergy Corp.	2.950%	9/1/26	22,080	20,797
Eversource Energy	4.500%	11/15/19	1,880	1,994
Eversource Energy	3.150%	1/15/25	6,775	6,726
Florida Power & Light Co.	6.200%	6/1/36	12,452	16,251
Florida Power & Light Co.	5.950%	2/1/38	10,000	12,770
Florida Power & Light Co.	5.250%	2/1/41	29,745	35,268
Florida Power & Light Co.	4.125%	2/1/42	20,000	20,679
5 Fortis Inc.	3.055%	10/4/26	44,365	41,695
Georgia Power Co.	5.700%	6/1/17	50,000	50,287
Georgia Power Co.	3.250%	3/30/27	15,700	15,221
Georgia Power Co.	5.950%	2/1/39	30,476	35,501
Georgia Power Co.	5.400%	6/1/40	10,136	11,314
Georgia Power Co.	4.750%	9/1/40	16,105	16,851
Georgia Power Co.	4.300%	3/15/42	47,540	45,778
Great Plains Energy Inc.	3.150%	4/1/22	15,000	15,116

14

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Great Plains Energy Inc.	3.900%	4/1/27	12,480	12,534
MidAmerican Energy Co.	5.750%	11/1/35	9,925	12,068
MidAmerican Energy Co.	4.250%	5/1/46	13,105	13,505
Mississippi Power Co.	4.250%	3/15/42	20,000	17,162
5 Monongahela Power Co.	4.100%	4/15/24	11,000	11,529
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	13,800	14,112
National Rural Utilities Cooperative Finance Corp.	2.950%	2/7/24	15,355	15,388
National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	32,210	31,706
NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	30,500	30,956
Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	12,782
Oncor Electric Delivery Co. LLC	4.100%	6/1/22	13,935	14,811
Oncor Electric Delivery Co. LLC	2.950%	4/1/25	31,858	31,441
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	11,325	13,183
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	1,025	1,091
Pacific Gas & Electric Co.	4.250%	5/15/21	8,335	8,871
Pacific Gas & Electric Co.	2.450%	8/15/22	45,000	44,305
Pacific Gas & Electric Co.	3.750%	8/15/42	35,460	33,621
PacifiCorp	2.950%	6/1/23	14,835	14,884
PacifiCorp	3.600%	4/1/24	20,000	20,718
PacifiCorp	3.350%	7/1/25	15,354	15,523
PacifiCorp	5.750%	4/1/37	14,188	17,339
Potomac Electric Power Co.	6.500%	11/15/37	8,000	10,613
PPL Electric Utilities Corp.	2.500%	9/1/22	12,830	12,630
PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,451
Progress Energy Inc.	3.150%	4/1/22	20,800	20,980
Public Service Electric & Gas Co.	3.500%	8/15/20	10,000	10,394
Puget Sound Energy Inc.	4.434%	11/15/41	19,880	20,556
South Carolina Electric & Gas Co.	6.050%	1/15/38	20,920	24,516
South Carolina Electric & Gas Co.	5.450%	2/1/41	7,325	8,406
South Carolina Electric & Gas Co.	4.350%	2/1/42	31,970	31,681
South Carolina Electric & Gas Co.	4.100%	6/15/46	18,810	18,464
South Carolina Electric & Gas Co.	5.100%	6/1/65	24,140	24,983
Southern California Edison Co.	5.500%	8/15/18	31,730	33,367
Southern California Edison Co.	3.875%	6/1/21	24,860	26,280
Southern California Edison Co.	2.400%	2/1/22	8,270	8,239
Southern California Edison Co.	4.500%	9/1/40	5,150	5,514
Southern California Edison Co.	3.600%	2/1/45	8,160	7,707
Southern Co.	2.950%	7/1/23	44,985	43,801
Southwestern Electric Power Co.	2.750%	10/1/26	25,000	23,620
Tampa Electric Co.	2.600%	9/15/22	20,205	19,890
Virginia Electric & Power Co.	5.950%	9/15/17	50,000	50,969
Virginia Electric & Power Co.	3.500%	3/15/27	40,765	41,533
Virginia Electric & Power Co.	6.000%	5/15/37	9,435	11,711
Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	16,979
Xcel Energy Inc.	3.350%	12/1/26	33,370	33,297
Natural Gas (0.4%)
CenterPoint Energy Resources Corp.	6.625%	11/1/37	4,406	5,403
5 KeySpan Gas East Corp.	2.742%	8/15/26	37,580	35,913
5 KeySpan Gas East Corp.	5.819%	4/1/41	5,060	6,134
NiSource Finance Corp.	6.400%	3/15/18	19,895	20,750
NiSource Finance Corp.	6.250%	12/15/40	10,000	12,103
Nisource Finance Corp.	5.250%	2/15/43	13,546	14,957
NiSource Finance Corp.	4.800%	2/15/44	8,500	8,936
Sempra Energy	2.850%	11/15/20	11,900	12,036
Sempra Energy	2.875%	10/1/22	14,066	14,004
Sempra Energy	6.000%	10/15/39	36,184	43,187
Southern California Gas Co.	2.600%	6/15/26	28,885	27,879

				2,152,054

Total Corporate Bonds (Cost $21,476,281)				22,013,713

Sovereign Bonds (2.7%)
5 CDP Financial Inc.	4.400%	11/25/19	22,000	23,347
5 Electricite de France SA	4.600%	1/27/20	31,972	33,880

15

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2017

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
5	Electricite de France SA	4.875%	1/22/44	2,910	2,892
5	Electricite de France SA	4.950%	10/13/45	12,500	12,671
3,5	Electricite de France SA	5.250%	1/29/49	17,185	16,906
	Export-Import Bank of Korea	1.750%	5/26/19	70,100	69,697
7	Japan Bank for International Cooperation	2.250%	2/24/20	53,298	53,364
8	Japan Treasury Discount Bill	0.000%	4/10/17	9,000,000	80,833
8	Japan Treasury Discount Bill	0.000%	4/17/17	9,000,000	80,863
8	Japan Treasury Discount Bill	0.000%	5/22/17	8,800,000	79,066
8	Japan Treasury Discount Bill	0.000%	5/29/17	9,000,000	81,235
5	Kingdom of Saudi Arabia	2.375%	10/26/21	31,570	31,011
	Korea Development Bank	2.875%	8/22/18	32,285	32,701
	Korea Development Bank	2.500%	3/11/20	62,550	62,751
	Petroleos Mexicanos	5.500%	2/4/19	10,825	11,357
	Province of Ontario	4.400%	4/14/20	48,000	51,241
	Province of Ontario	2.500%	4/27/26	100,400	97,247
	Province of Quebec	2.500%	4/20/26	134,755	131,266
5	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	51,685	51,423
5	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	51,685	50,373
5	Sinopec Group Overseas Development 2016 Ltd.	3.500%	5/3/26	28,000	27,642
5	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	41,455	41,913
	Statoil ASA	3.125%	8/17/17	33,000	33,206
	Statoil ASA	5.250%	4/15/19	8,895	9,464
	Statoil ASA	2.250%	11/8/19	16,095	16,182
	Statoil ASA	2.900%	11/8/20	22,450	22,919
	Statoil ASA	2.750%	11/10/21	31,091	31,317
	Statoil ASA	2.450%	1/17/23	10,840	10,643
	Statoil ASA	2.650%	1/15/24	10,105	9,885
	Statoil ASA	3.700%	3/1/24	20,035	20,832
	Statoil ASA	3.250%	11/10/24	22,425	22,641
5	Temasek Financial I Ltd.	2.375%	1/23/23	39,070	38,293
	United Mexican States	3.500%	1/21/21	11,250	11,667
	United Mexican States	4.150%	3/28/27	32,669	33,240
	United Mexican States	4.750%	3/8/44	13,870	13,498
Total Sovereign Bonds (Cost $1,383,950)					1,397,466
Taxable Municipal Bonds (2.9%)
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	27,625	37,722
	Bay Area Toll Authority California Toll Bridge Revenue
	(San Francisco Bay Area)	7.043%	4/1/50	28,955	41,660
	California GO	5.700%	11/1/21	15,655	17,797
	California GO	7.550%	4/1/39	45,525	66,691
	California GO	7.300%	10/1/39	4,460	6,262
	California GO	7.350%	11/1/39	61,000	86,156
	California GO	7.625%	3/1/40	2,345	3,425
	California GO	7.600%	11/1/40	47,525	70,902
	Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	4,445	5,306
	Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	14,590	16,280
	Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	13,390	17,585
	Chicago IL Transit Authority Transfer Tax Receipts
	Revenue	6.899%	12/1/40	59,990	74,765
	Chicago Transit Authority	6.899%	12/1/40	24,650	30,721
	Commonwealth Financing Authority	4.144%	6/1/38	22,735	22,012
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	22,485	29,046
	District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	7,909
	Duke University North Carolina Revenue	5.850%	4/1/37	62,165	78,908
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	50,576	57,510
	Houston TX GO	6.290%	3/1/32	21,385	25,208
	Illinois GO	5.100%	6/1/33	50,105	45,649
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	16,525	20,849
	Kansas Development Finance Authority Revenue	4.927%	4/15/45	44,345	46,272
	Los Angeles CA Community College District GO	6.750%	8/1/49	12,915	18,763

16

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2017

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	28,590	39,468
Los Angeles CA Unified School District GO	5.750%	7/1/34	30,000	36,823
Louisville & Jefferson County KY Metropolitan Sewer
District Sewer & Drainage System Revenue	6.250%	5/15/43	11,000	14,176
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	12,005	14,949
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	15,000	18,648
Municipal Electric Authority of Georgia	4.430%	1/1/22	7,795	8,274
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	28,975	41,698
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	2,000	2,792
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.790%	6/15/41	1,805	1,991
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	12,820	16,541
New York Metropolitan Transportation Authority
Revenue	6.814%	11/15/40	5,600	7,534
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	2,430	3,537
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,940	21,475
New York State Thruway Authority Revenue	5.883%	4/1/30	29,670	35,250
North Texas Tollway Authority System Revenue	6.718%	1/1/49	31,790	44,335
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	14,510	18,270
9 Oregon School Boards Association GO	4.759%	6/30/28	15,000	16,551
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	9,605	11,489
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	5,665	7,113
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	58,000	60,564
Port Authority of New York & New Jersey Revenue	4.810%	10/15/65	10,910	11,984
Princeton University New Jersey GO	5.700%	3/1/39	13,020	17,377
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	6,175	7,890
Texas Transportation Commission Revenue	5.178%	4/1/30	12,275	14,404
University of California	3.931%	5/15/45	18,275	18,092
University of California Regents Medical Center
Revenue	6.548%	5/15/48	16,165	20,953
University of California Regents Medical Center
Revenue	6.583%	5/15/49	20,890	27,157
University of California Revenue	4.601%	5/15/31	19,390	21,302
University of California Revenue	5.770%	5/15/43	23,675	29,015
University of California Revenue	4.765%	5/15/44	4,740	4,930
Utah GO	3.289%	7/1/20	21,900	22,900
Wisconsin Annual Appropriation Revenue	3.954%	5/1/36	28,325	28,585
10 Wisconsin GO	5.700%	5/1/26	9,000	10,496
Total Taxable Municipal Bonds (Cost $1,332,031)				1,483,961
			Shares
Common Stocks (38.6%)
Consumer Discretionary (1.8%)
McDonald's Corp.			2,693,590	349,116
VF Corp.			4,031,500	221,611
Home Depot Inc.			1,327,800	194,961
L Brands Inc.			3,048,300	143,575
				909,263
Consumer Staples (5.6%)
Philip Morris International Inc.			7,069,560	798,153
British American Tobacco plc			6,236,455	413,769
^ Unilever NV			7,382,790	366,777
Kraft Heinz Co.			3,010,286	273,364

17

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2017

		Market
		Value
	Shares	($000)
Coca-Cola Co.	6,417,160	272,344
Altria Group Inc.	3,491,240	249,344
PepsiCo Inc.	1,965,270	219,835
^ Diageo plc ADR	1,242,560	143,615
Procter & Gamble Co.	1,491,980	134,055
		2,871,256
Energy (4.3%)
Chevron Corp.	4,315,740	463,381
Suncor Energy Inc.	12,391,820	381,048
Exxon Mobil Corp.	4,383,210	359,467
Occidental Petroleum Corp.	4,572,770	289,731
^ TransCanada Corp.	5,655,820	261,005
Phillips 66	2,745,930	217,533
Marathon Petroleum Corp.	3,802,050	192,156
Enbridge Inc.	1,330,690	55,676
		2,219,997
Financials (5.9%)
JPMorgan Chase & Co.	9,413,380	826,871
Wells Fargo & Co.	14,586,612	811,891
BlackRock Inc.	911,880	349,715
MetLife Inc.	5,952,780	314,426
Chubb Ltd.	1,964,143	267,614
BB&T Corp.	4,258,200	190,342
Thomson Reuters Corp.	4,166,690	180,126
^ National Bank of Canada	2,505,900	105,222
		3,046,207
Health Care (5.3%)
Johnson & Johnson	5,582,130	695,254
Pfizer Inc.	17,404,047	595,393
Merck & Co. Inc.	8,672,570	551,055
Novartis AG	3,141,805	233,303
Eli Lilly & Co.	2,772,600	233,203
Bristol-Myers Squibb Co.	3,722,700	202,441
Roche Holding AG	785,119	200,781
		2,711,430
Industrials (4.1%)
General Electric Co.	18,403,570	548,426
Eaton Corp. plc	5,730,730	424,934
Union Pacific Corp.	3,214,440	340,473
3M Co.	1,156,330	221,241
Caterpillar Inc.	2,262,200	209,842
Lockheed Martin Corp.	772,180	206,635
United Parcel Service Inc. Class B	1,248,030	133,914
		2,085,465
Information Technology (5.5%)
Microsoft Corp.	14,610,420	962,242
Cisco Systems Inc.	18,702,960	632,160
Intel Corp.	13,448,950	485,104
Analog Devices Inc.	4,279,197	350,680
Maxim Integrated Products Inc.	4,149,870	186,578
QUALCOMM Inc.	3,085,600	176,929
		2,793,693
Materials (1.4%)
Dow Chemical Co.	5,539,190	351,960
International Paper Co.	3,693,510	187,556
^ Agrium Inc.	1,837,779	175,600
		715,116
Telecommunication Services (1.2%)
Verizon Communications Inc.	8,029,326	391,430
BCE Inc.	5,590,680	247,531
		638,961
Utilities (3.5%)
Dominion Resources Inc.	6,304,370	489,030

18

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2017

			Face	Market
			Amount	Value
			($000)	($000)
Eversource Energy			4,633,950	272,384
Duke Energy Corp.			3,187,320	261,392
Xcel Energy Inc.			5,036,360	223,866
NextEra Energy Inc.			1,577,980	202,565
National Grid plc			13,089,854	166,077
Sempra Energy			1,476,800	163,186

				1,778,500
Total Common Stocks (Cost $14,225,916)				19,769,888
	Coupon
Temporary Cash Investments (0.9%)
Money Market Fund (0.6%)
11,12 Vanguard Market Liquidity Fund	0.965%		2,993	299,408

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreements (0.3%)
Bank of America Securities, LLC
(Dated 3/31/17, Repurchase Value $59,304,000,
collateralized by Government National Mortgage
Assn., 3.500%, 2/20/47, with a value of $60,486,000)	0.800%	4/3/17	59,300	59,300
Deutsche Bank Securities, Inc.
(Dated 3/31/17, Repurchase Value $8,101,000,
collateralized by U.S. Treasury Bill 0.000%, 5/25/17,
and U.S. Treasury Note/Bond 2.125%, 2/15/41, with
a value of $8,262,000)	0.810%	4/3/17	8,100	8,100
HSBC Bank USA
(Dated 3/31/17, Repurchase Value $67,704,000,
collateralized by Federal National Mortgage Assn.,
3.500%, 1/1/47-2/1/47, with a value of $69,058,000)	0.770%	4/3/17	67,700	67,700
RBC Capital Markets LLC
(Dated 3/31/17, Repurchase Value $11,501,000,
collateralized by Federal Home Loan Mortgage Corp.,
2.910%-3.500%, 6/1/37-3/1/47, Federal National
Mortgage Assn., 3.500%-4.000%, 2/1/47-3/1/47, and
Government National Mortgage Assn., 4.000%,
4/20/46-2/20/47, with a value of $11,730,000)	0.770%	4/3/17	11,500	11,500
RBS Securities, Inc.
(Dated 3/31/17, Repurchase Value $6,200,000,
collateralized by U.S. Treasury Note/Bond 0.625%,
4/30/18, with a value of $6,328,000)	0.780%	4/3/17	6,200	6,200
				152,800
Total Temporary Cash Investments (Cost $452,177)				452,208
Total Investments (100.4%) (Cost $45,163,020)				51,433,615
Other Assets and Liabilities—Net (-0.4%)1[11,13]				(196,506)
Net Assets (100%)				51,237,109

^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $288,382,000.
1 Securities with a value of $8,470,000 have been segregated as collateral for open forward currency contracts.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

19

Vanguard® Wellesley Income Fund
Schedule of Investments
March 31, 2017

5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, the aggregate value of these securities was $4,999,158,000, representing 9.8% of net assets.
6 Adjustable-rate security.
7 Guaranteed by the Government of Japan.
8 Face amount denominated in Japanese yen.
9 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
10 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
11 Includes $304,933,000 of collateral received for securities on loan, of which $5,525,000 is held in cash.
12 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
13 Cash of $10,820,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.

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© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA272_052017

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 18, 2017

VANGUARD WELLESLEY INCOME FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 18, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number 33-32548,
Incorporated by Reference.